UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME

FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

High Income Fund

October 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 11, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the annual reporting period ended October 31, 2014.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income. The Fund pursues income opportunities from government, corporate, emerging market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. dollar-denominated or non-U.S. dollar-denominated fixed-income securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings) and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared with its blended benchmark, which is composed of equal weightings of the J.P. Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the J.P. Morgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Barclays U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index for the six- and 12-month periods ended October 31, 2014. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

All share classes of the Fund outperformed the blended benchmark for the 12-month period; all share classes of the Fund underperformed for the six-month period, excluding Advisor Class and Class I shares. For both periods, an underweight to local emerging-market debt, which underperformed, contributed to returns, as did the Fund’s overall currency exposure. Within the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

Fund’s currency positioning, an underweight to the Russian ruble, Polish zloty, euro and Hungarian forint versus an overweight in the U.S. dollar, contributed for both periods; an underweight to U.S. dollar-denominated emerging sovereign debt detracted.

Sector selection, specifically exposure to select emerging-market corporates and commercial mortgage-backed securities, contributed to returns for both periods. An allocation to non-agency mortgages contributed for the 12-month period, while exposure to bank loans detracted. An overweight to U.S. high-yield holdings, which outperformed within the Fund’s blended benchmark, also contributed for the 12-month period. Within the Fund’s U.S. high-yield holdings, an overweight to the financials sector and an underweight to the energy sector contributed for both periods. High-yield security selection within the communications sector contributed for both periods, while selection within consumer cyclicals detracted for both periods. Within the Fund’s emerging-market allocation, an overweight to the Ivory Coast and underweight to Russia contributed for the 12-month period, as did exposure to both hard and local currency in the Dominican Republic. Security selection in Argentina detracted for both periods.

The Fund utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration and yield curve structure of the Fund; yield curve positioning detracted from performance for both periods. Currency forwards were employed to manage overall currency positioning for both periods. Purchased options were utilized for hedging purposes, which detracted for both periods; written options were utilized for hedging purposes, which contributed during both periods. Credit default swaps were utilized for hedging and investment purposes, which contributed during both periods. Total return swaps were utilized for investment purposes during the six-month period, which contributed to returns. As fixed-income credit markets moved in a positive direction during the 12-month period, the Fund’s use of leverage contributed to returns, and had an immaterial impact during the six-month period. The Fund utilized leverage through reverse repurchase agreements at favorable rates and was able to reinvest the proceeds into higher-yielding securities.

Market Review and Investment Strategy

During the 12-month period, markets remained heavily focused on the direction of interest rates, central bank monetary policy and global growth. In the first half of the period, the low interest rate environment and continued global growth supported both emerging-market debt and high-yield holdings. The high-yield market was additionally boosted by positive corporate earnings, low default rates and investors’ demand for yield. However, volatility returned toward the end of the period, as U.S. dollar strength, geopolitical risks and slower growth all played a role in sending emerging-market debt and high yield into negative territory, dampening earlier positive performance. Local currency

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

debt was particularly hard-hit. The U.S. Federal Reserve, nearing the end of its monthly asset purchase program, also brought an eventual increase in U.S. official rates into focus once again. Softness in some commodity prices, particularly oil, added another dimension of risk to commodity-rich emerging-market economies. Furthermore, U.S. high yield was adversely impacted in September 2014 by outflows from retail high-yield funds and record-setting issuance. October was yet another volatile month, and saw a rebound once again in both high yield holdings and emerging-market debt as both rates and equity rallied.

Growth in emerging markets continued to move forward sluggishly, while inflation remained on the higher end of many emerging-market central banks’ ranges. Within the Fund’s emerging-market exposure, the Global Fixed Income Investment Team and Global Credit Investment Team (collectively, the “Teams”) continue to be deliberate about country selection, and remain cautious in the Fund’s positioning in large, lower-quality countries with high volatility. The Fund has maintained a diversified allocation to emerging-market corporates the Teams find attractive, with only limited exposure to emerging-market local debt. The Teams closely monitor emerging investor flows, which were weakly positive in the third quarter of 2014, as well as the impact of lower oil prices on each country. With emerging-market growth in the more moderate 5% range, the Teams believe that differentiating between countries and sectors has become even more important.

In the Teams’ view, continued moderate global growth should provide a supportive backdrop for high yield, and the Teams anticipate that growth will be fast enough to prevent a significant deterioration of credit quality, but not so fast as to warrant reactionary monetary policy tightening. Credit fundamentals remain generally solid, and the Teams continue to look for opportunities in periods of volatility, while emphasizing the importance of security selection. The Teams caution against the reach for yield, and remain selective in the Fund’s exposure to CCC-rated bonds. The Fund’s high-yield holdings are attractively valued compared to current and expected defaults, and are diversified at the country, sector and issuer levels.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged JPM® EMBI Global, the JPM® GBI-EM and the Barclays U.S. Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Barclays U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate HY Index. The Barclays U.S. Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein High Income Fund
Class A	0.90%	5.62%

Class B*	0.53%	4.82%

Class C	0.53%	4.82%

Advisor Class†	1.15%	5.93%

Class R†	0.73%	5.27%

Class K†	1.01%	5.63%

Class I†	1.17%	5.97%

Class Z†	1.09%	6.00%

Blended benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Barclays U.S. Corporate HY 2% Issuer Capped Index	1.11%	3.82%

JPM EMBI Global	3.78%	7.20%

JPM GBI-EM	-1.52%	-1.59%

Barclays U.S. Corporate HY 2% Issuer Capped Index	1.05%	5.82%

*    Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 10/31/04 TO 10/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Income Fund Class A shares (from 10/31/04 to 10/31/14) as compared to the performance of the Fund’s blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			5.55%
1 Year	5.62%	1.16%
5 Years	10.36%	9.39%
10 Years	9.93%	9.45%

Class B Shares			5.04%
1 Year	4.82%	1.86%
5 Years	9.56%	9.56%
10 Years(a)	9.40%	9.40%

Class C Shares			5.03%
1 Year	4.82%	3.83%
5 Years	9.51%	9.51%
10 Years	9.07%	9.07%

Advisor Class Shares†			6.08%
1 Year	5.93%	5.93%
5 Years	10.71%	10.71%
Since Inception‡	10.13%	10.13%

Class R Shares†			5.52%
1 Year	5.27%	5.27%
5 Years	10.06%	10.06%
Since Inception‡	9.50%	9.50%

Class K Shares†			5.82%
1 Year	5.63%	5.63%
5 Years	10.42%	10.42%
Since Inception‡	9.84%	9.84%

Class I Shares†			6.20%
1 Year	5.97%	5.97%
5 Years	10.75%	10.75%
Since Inception‡	10.17%	10.17%

Class Z Shares†			6.25%
1 Year	6.00%	6.00%
Since Inception‡	7.35%	7.35%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.90%, 1.61%, 1.60%, 0.61%, 1.25%, 0.89%, 0.53% and 0.56% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2014.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

‡	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	2.89%
5 Years	9.70%
10 Years	9.57%

Class B Shares
1 Year	3.67%
5 Years	9.85%
10 Years(a)	9.54%

Class C Shares
1 Year	5.66%
5 Years	9.78%
10 Years	9.19%

Advisor Class Shares†
1 Year	7.81%
5 Years	10.99%
Since Inception‡	10.16%

Class R Shares†
1 Year	7.14%
5 Years	10.33%
Since Inception‡	9.54%

Class K Shares†
1 Year	7.50%
5 Years	10.69%
Since Inception‡	9.88%

Class I Shares†
1 Year	7.85%
5 Years	11.05%
Since Inception‡	10.20%

Class Z Shares†
Since Inception‡	7.02%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

‡	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,009.00	$4.46	0.88%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%
Class B
Actual	$1,000	$1,005.30	$8.09	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000	$1,005.30	$7.99	1.58%
Hypothetical**	$1,000	$1,017.24	$8.03	1.58%
Advisor Class
Actual	$1,000	$1,011.50	$2.99	0.59%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%
Class R
Actual	$1,000	$1,007.30	$6.17	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,010.10	$4.41	0.87%
Hypothetical**	$1,000	$1,020.82	$4.43	0.87%
Class I
Actual	$1,000	$1,011.70	$2.74	0.54%
Hypothetical**	$1,000	$1,022.48	$2.75	0.54%
Class Z
Actual	$1,000	$1,010.90	$2.58	0.51%
Hypothetical**	$1,000	$1,022.63	$2.60	0.51%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Expense Example

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,629.1

*	All data are as of October 31, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).“Other” securities type weightings represents 0.4% or less in the following security types: Asset-backed Securities, Common Stocks, Investment Companies, Local Governments – Regional Bond, Options Purchased – Put, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

*	All data are as of October 31, 2014. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries or regions: Argentina, Australia, Bahrain, Barbados, Belgium, Bermuda, Bulgaria, Cayman Islands, Chile, China, Colombia, Costa Rica, Croatia, Denmark, El Salvador, Gabon, Ghana, Guatemala, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Lebanon, Macau, Mongolia, Morocco, Nigeria, Norway, Pakistan, Peru, Philippines, Portugal, Romania, Serbia, Singapore, South Africa, Spain, Sri Lanka, Sweden, Turkey, United Arab Emirates, Venezuela, Virgin Islands (BVI) and Zambia.

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2014

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 58.9%
Industrial – 49.2%
Basic – 3.9%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/17(a)	U.S.$	1,857	$1,921,995
AK Steel Corp. 7.625%, 5/15/20-10/01/21		4,471	4,502,808
8.75%, 12/01/18		3,402	3,716,685
Aleris International, Inc. 7.625%, 2/15/18		10,193	10,498,790
7.875%, 11/01/20		5,595	5,818,800
ArcelorMittal 7.25%, 3/01/41		11,822	12,206,215
7.50%, 10/15/39		7,445	7,947,537
Arch Coal, Inc. 7.00%, 6/15/19		3,500	1,400,000
7.25%, 6/15/21		4,402	1,628,740
Ardagh Finance Holdings SA 8.625%, 6/15/19(a)(b)(c)		1,949	1,992,720
Ashland, Inc. 4.75%, 8/15/22		1,800	1,813,500
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)		3,053	3,304,872
Axiall Corp. 4.875%, 5/15/23		2,433	2,360,010
Cliffs Natural Resources, Inc. 4.875%, 4/01/21		1,767	1,448,940
6.25%, 10/01/40		8,094	5,989,560
Commercial Metals Co. 4.875%, 5/15/23		3,249	3,167,775
6.50%, 7/15/17		3,844	4,132,300
CONSOL Energy, Inc. 8.25%, 4/01/20		3,000	3,165,000
Eagle Spinco, Inc. 4.625%, 2/15/21		584	566,480
Emeco Pty Ltd. 9.875%, 3/15/19(a)(b)		5,869	5,516,860
Hexion US Finance Corp. 6.625%, 4/15/20		5,793	5,793,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, 2/01/18		1,166	1,152,882
Huntsman International LLC 8.625%, 3/15/21		4,350	4,741,500
Ineos Finance PLC 8.375%, 2/15/19(a)		3,500	3,753,750
INEOS Group Holdings SA 5.75%, 2/15/19(a)	EUR	2,910	3,629,965

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.875%, 2/15/19(a)	U.S.$	5,213	$5,206,484
James River Coal Co. 7.875%, 4/01/19(d)		600	4,125
JMC Steel Group, Inc. 8.25%, 3/15/18(a)		2,760	2,801,400
Kerling PLC 10.625%, 2/01/17(a)	EUR	6,635	8,522,517
Lundin Mining Corp. 7.50%, 11/01/20(a)	U.S.$	5,000	5,212,500
7.875%, 11/01/22(a)		5,000	5,200,000
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)		15,493	13,904,967
Molycorp, Inc. 3.25%, 6/15/16(e)		2,229	1,147,935
10.00%, 6/01/20		7,896	5,645,640
Momentive Performance Materials, Inc. 8.875%, 10/15/20(f)(g)		13,331	– 0	–^
NOVA Chemicals Corp. 8.625%, 11/01/19		2,383	2,485,779
Novacap International SAS 5.086%, 5/01/19(a)(h)	EUR	1,388	1,730,675
Novelis, Inc. 8.75%, 12/15/20	U.S.$	14,915	16,275,994
Peabody Energy Corp. 6.00%, 11/15/18		6,329	6,123,307
7.875%, 11/01/26		50	47,000
PQ Corp. 8.75%, 5/01/18(a)		8,961	9,364,245
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		1,910	1,967,300
8.25%, 1/15/21(a)		1,333	1,359,660
Ryerson, Inc./Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		5,790	6,093,975
11.25%, 10/15/18		2,516	2,742,440
Smurfit Kappa Acquisitions 4.125%, 1/30/20(a)	EUR	797	1,052,444
4.875%, 9/15/18(a)	U.S.$	4,234	4,361,020
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		1,073	1,239,315
SPCM SA 5.50%, 6/15/20(a)	EUR	4,130	5,511,918
6.00%, 1/15/22(a)	U.S.$	1,298	1,362,900
Steel Dynamics, Inc. 5.125%, 10/01/21(a)		1,007	1,042,245
5.25%, 4/15/23		3,955	4,152,750
6.125%, 8/15/19		800	860,000
6.375%, 8/15/22		4,749	5,164,537
7.625%, 3/15/20		2,500	2,637,500
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		2,031	1,868,520
9.75%, 12/01/17		5,506	5,877,655

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TPC Group, Inc. 8.75%, 12/15/20(a)	U.S.$	16,275	$17,027,719
United States Steel Corp. 6.65%, 6/01/37		4,037	3,855,335
W.R. Grace & Co. – Conn 5.125%, 10/01/21(a)		4,058	4,227,949

			258,248,434

Capital Goods – 4.2%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(a)		3,293	3,424,720
Apex Tool Group LLC 7.00%, 2/01/21(a)		16,615	14,953,500
Ardagh Glass Finance PLC 8.75%, 2/01/20(a)	EUR	2,144	2,794,224
Ardagh Packaging Finance PLC 9.25%, 10/15/20(a)		2,758	3,698,121
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)(b)	U.S.$	15,575	15,360,844
Ashtead Capital, Inc. 5.625%, 10/01/24(a)		2,075	2,163,188
B/E Aerospace, Inc. 6.875%, 10/01/20		2,480	2,681,500
Berry Plastics Corp.
5.50%, 5/15/22		5,352	5,372,070
9.75%, 1/15/21		4,538	5,065,542
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 6.00%, 6/15/17(a)		3,009	3,001,477
Bombardier, Inc.
5.75%, 3/15/22(a)(b)		5,800	5,945,000
6.00%, 10/15/22(a)		6,375	6,546,328
6.125%, 1/15/23(a)(b)		4,363	4,493,890
7.45%, 5/01/34(a)		1,640	1,681,000
7.75%, 3/15/20(a)		2,558	2,839,380
Building Materials Corp. of America
6.75%, 5/01/21(a)		3,500	3,753,750
6.875%, 8/15/18(a)		1,540	1,599,290
7.50%, 3/15/20(a)		1,898	2,009,508
Clean Harbors, Inc.
5.125%, 6/01/21		3,417	3,476,797
5.25%, 8/01/20		800	822,000
CNH Industrial America LLC 7.25%, 1/15/16		997	1,050,838
CNH Industrial Capital LLC 3.25%, 2/01/17		1,425	1,425,000
EnPro Industries, Inc. 5.875%, 9/15/22(a)		5,285	5,417,125

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GCL Holdings SCA 9.375%, 4/15/18(a)	EUR	1,174	$1,534,018
GenCorp, Inc. 7.125%, 3/15/21	U.S.$	2,513	2,670,063
Graphic Packaging International, Inc. 7.875%, 10/01/18		2,000	2,084,000
HD Supply, Inc. 7.50%, 7/15/20		10,438	11,116,470
HeidelbergCement Finance Luxembourg SA 8.50%, 10/31/19(a)	EUR	2,420	3,917,409

Huntington Ingalls Industries, Inc.
6.875%, 3/15/18	U.S.$	1,511	1,578,995
7.125%, 3/15/21		1,287	1,383,525
KraussMaffei Group GmbH 8.75%, 12/15/20(a)	EUR	672	913,394
Lafarge SA 7.125%, 7/15/36	U.S.$	2,640	3,088,800
Manitowoc Co., Inc. (The)
5.875%, 10/15/22		7,971	8,210,130
8.50%, 11/01/20		5,474	5,925,605
Masco Corp.
5.95%, 3/15/22		2,800	3,080,000
6.125%, 10/03/16		2,315	2,477,050
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(a)		3,458	3,596,320
Nortek, Inc. 8.50%, 4/15/21		6,025	6,476,875
Nuverra Environmental Solutions, Inc. 9.875%, 4/15/18		6,029	5,606,970
Officine Maccaferri SpA 5.75%, 6/01/21(a)	EUR	5,504	6,828,364
Oshkosh Corp.
5.375%, 3/01/22	U.S.$	3,301	3,367,020
8.50%, 3/01/20		815	861,863
Plastipak Holdings, Inc. 6.50%, 10/01/21(a)		6,079	6,261,370
Rexam PLC 6.75%, 6/29/67(a)	EUR	2,660	3,508,381
Rexel SA
5.25%, 6/15/20(a)	U.S.$	7,167	7,220,752
6.125%, 12/15/19(a)		2,194	2,265,305
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
7.125%, 4/15/19		712	739,590
7.875%, 8/15/19		4,653	4,984,526
8.50%, 5/15/18		4,050	4,196,812
9.00%, 4/15/19		2,638	2,756,710
9.875%, 8/15/19		6,304	6,847,720
RSI Home Products, Inc. 6.875%, 3/01/18(a)		6,195	6,473,775

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sealed Air Corp.
6.875%, 7/15/33(a)	U.S.$	13,549	$14,158,705
8.125%, 9/15/19(a)		2,870	3,110,362
8.375%, 9/15/21(a)		1,773	2,007,923
Sequa Corp. 7.00%, 12/15/17(a)		2,327	1,977,950
SRA International, Inc. 11.00%, 10/01/19		2,284	2,432,460
Summit Materials LLC/Summit Materials Finance Corp.
10.50%, 1/31/20		3,599	4,021,882
10.50%, 1/31/20(a)		1,917	2,142,248
Terex Corp. 6.00%, 5/15/21		3,836	3,989,440
Textron Financial Corp. 6.00%, 2/15/67(a)		125	114,375
TransDigm, Inc. 6.00%, 7/15/22		7,000	7,078,750
6.50%, 7/15/24		9,131	9,404,930
United Rentals North America, Inc. 7.625%, 4/15/22		4,820	5,374,300
8.375%, 9/15/20(b)		5,710	6,181,075

			281,541,304

Communications - Media – 5.7%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	6,766	11,838,280
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.25%, 2/15/22(a)	U.S.$	2,935	3,030,388
5.875%, 3/15/25(a)		2,925	3,071,250
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 1/15/24		10,070	10,309,162
6.50%, 4/30/21		690	727,950
7.25%, 10/30/17		1,250	1,301,563
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		12,847	12,541,884
6.375%, 9/15/20(a)		5,197	5,417,872
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		2,230	2,296,900
Series A 7.625%, 3/15/20		885	933,675
Series B 6.50%, 11/15/22		6,270	6,489,450
7.625%, 3/15/20		7,016	7,463,270
Crown Media Holdings, Inc. 10.50%, 7/15/19		11,378	12,458,910
CSC Holdings LLC 5.25%, 6/01/24(a)		8,284	8,304,710

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.75%, 11/15/21	U.S.$	8,000	$8,900,000
Cumulus Media Holdings, Inc. 7.75%, 5/01/19		4,005	4,105,125
Dex Media, Inc. 14.00% (14.00% Cash or 14.00% PIK), 1/29/17(c)		440	197,924
DISH DBS Corp. 4.625%, 7/15/17		2,300	2,397,750
6.75%, 6/01/21		1,500	1,665,000
7.125%, 2/01/16		625	664,844
7.875%, 9/01/19		520	603,850
Gannett Co., Inc. 4.875%, 9/15/21(a)		1,071	1,079,033
5.50%, 9/15/24(a)		1,480	1,528,100
6.375%, 10/15/23		12,434	13,366,550
Hughes Satellite Systems Corp. 7.625%, 6/15/21		5,725	6,369,062
iHeartCommunications, Inc. 6.875%, 6/15/18		10,579	9,600,442
9.00%, 3/01/21		1,312	1,312,000
10.00%, 1/15/18		9,285	7,758,778
14.00% (12.00% Cash and 2.00% PIK), 2/01/21(c)		5,267	4,582,421
Intelsat Jackson Holdings SA 5.50%, 8/01/23		18,239	18,284,597
7.25%, 10/15/20		7,625	8,139,687
7.50%, 4/01/21		1,965	2,127,113
Lamar Media Corp. 5.00%, 5/01/23		3,714	3,714,464
Liberty Interactive LLC 3.75%, 2/15/30(e)		2,357	1,477,544
LIN Television Corp. 6.375%, 1/15/21		2,391	2,426,865
8.375%, 4/15/18		2,750	2,863,438
McClatchy Co. (The) 9.00%, 12/15/22		4,228	4,777,640
Media General Financing Sub, Inc. 5.875%, 11/15/22		2,501	2,519,758
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		8,000	8,440,000
Mediacom LLC/Mediacom Capital Corp. 7.25%, 2/15/22		965	1,042,200
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		3,287	3,410,263
Numericable Group SA 5.375%, 5/15/22(a)	EUR	622	809,422
5.625%, 5/15/24(a)		1,981	2,569,377
Quebecor Media, Inc. 5.75%, 1/15/23	U.S.$	2,000	2,060,000
Radio One, Inc. 9.25%, 2/15/20(a)		6,648	6,598,140

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sinclair Television Group, Inc. 5.375%, 4/01/21	U.S.$	7,468	$7,486,670
5.625%, 8/01/24(a)		7,000	6,912,500
6.125%, 10/01/22		9,854	10,198,890
Sirius XM Radio, Inc. 4.625%, 5/15/23(a)		914	882,010
5.875%, 10/01/20(a)		5,724	6,053,130
6.00%, 7/15/24(a)		10,885	11,347,612
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(a)	EUR	5,000	6,688,688
Telenet Finance Luxembourg SCA 6.375%, 11/15/20(a)		2,500	3,312,608
Telenet Finance V Luxembourg SCA 6.75%, 8/15/24(a)		1,250	1,747,605
Time, Inc. 5.75%, 4/15/22(a)(b)	U.S.$	7,772	7,597,130
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(a)		15,223	16,440,840
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 9/15/22(a)	EUR	3,000	4,030,581
5.50%, 1/15/23(a)	U.S.$	8,392	8,748,660
7.50%, 3/15/19(a)		1,029	1,083,023
7.50%, 3/15/19(a)	EUR	1,263	1,666,708
Unitymedia KabelBW GmbH 6.125%, 1/15/25(a)	U.S.$	5,510	5,751,062
Univision Communications, Inc. 5.125%, 5/15/23(a)		5,839	6,160,145
6.75%, 9/15/22(a)		3,335	3,701,850
7.875%, 11/01/20(a)		3,015	3,259,969
8.50%, 5/15/21(a)		7,615	8,243,237
UPC Holding BV 6.375%, 9/15/22(a)	EUR	4,000	5,409,999
8.375%, 8/15/20(a)		3,000	4,041,408
UPCB Finance III Ltd. 6.625%, 7/01/20(a)	U.S.$	2,615	2,752,288
UPCB Finance VI Ltd. 6.875%, 1/15/22(a)		473	516,753
Virgin Media Finance PLC 4.875%, 2/15/22		900	846,000
5.25%, 2/15/22		941	893,950
6.00%, 10/15/24(a)		7,381	7,676,240
6.375%, 4/15/23(a)		4,595	4,859,213
Virgin Media Secured Finance PLC 5.50%, 1/15/25(a)	GBP	2,300	3,727,141
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(a)(c)	U.S.$	1,606	1,662,210

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ziggo Bond Co. BV 8.00%, 5/15/18(a)	EUR	3,158	$4,283,937

			379,558,708

Communications – Telecommunications – 3.6%
Altice SA 7.25%, 5/15/22(a)		6,390	8,267,876
7.75%, 5/15/22(a)	U.S.$	13,853	14,545,650
CenturyLink, Inc. Series U 7.65%, 3/15/42		2,900	2,892,750
Series V 5.625%, 4/01/20		2,500	2,650,000
Series W 6.75%, 12/01/23(b)		1,850	2,053,500
Cincinnati Bell, Inc. 8.375%, 10/15/20		1,600	1,716,000
8.75%, 3/15/18		2,228	2,305,980
Columbus International, Inc. 7.375%, 3/30/21(a)		18,972	20,176,043
Crown Castle International Corp. 4.875%, 4/15/22		6,992	7,061,920
Data & Audio Visual Enterprises Wireless, Inc. 9.50%, 4/29/18(f)(i)	CAD	2,500	2,191,118
Frontier Communications Corp. 6.25%, 9/15/21	U.S.$	2,002	2,068,316
7.625%, 4/15/24		8,443	9,076,225
7.875%, 1/15/27		4,058	4,220,320
8.125%, 10/01/18		1,600	1,816,800
9.00%, 8/15/31		7,415	8,045,275
InterXion Holding NV 6.00%, 7/15/20(a)	EUR	12,930	16,804,369
Level 3 Communications, Inc. 8.875%, 6/01/19	U.S.$	3,207	3,439,508
Level 3 Financing, Inc. 6.125%, 1/15/21(a)		2,690	2,821,138
7.00%, 6/01/20		7,000	7,472,500
8.625%, 7/15/20		3,465	3,811,500
9.375%, 4/01/19		4,135	4,419,281
MetroPCS Wireless, Inc. 6.625%, 11/15/20		1,488	1,567,980
Mobile Challenger Intermediate Group SA 8.75%, 3/15/19(a)(c)	CHF	2,250	2,367,370
8.75% (8.75% Cash or 9.50% PIK), 3/15/19(a)(c)	EUR	1,800	2,286,979
PAETEC Holding Corp. 9.875%, 12/01/18	U.S.$	2,675	2,822,125
SBA Communications Corp. 5.625%, 10/01/19		3,846	3,999,840
SBA Telecommunications, Inc. 5.75%, 7/15/20		2,174	2,271,830

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sprint Capital Corp. 6.875%, 11/15/28	U.S.$	1,142	$1,110,595
Sprint Communications, Inc. 6.00%, 11/15/22(b)		1,925	1,920,188
Sprint Corp. 7.125%, 6/15/24(a)		5,300	5,445,750
7.25%, 9/15/21(a)		3,321	3,511,957
7.875%, 9/15/23(a)		2,507	2,713,828
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)(b)	EUR	2,500	3,273,854
Sunrise Communications International SA 7.00%, 12/31/17(a)		800	1,042,621
T-Mobile USA, Inc. 6.00%, 3/01/23	U.S.$	3,547	3,653,410
6.125%, 1/15/22		1,460	1,512,925
6.375%, 3/01/25		3,470	3,565,425
6.542%, 4/28/20		967	1,020,185
6.731%, 4/28/22		607	641,903
6.836%, 4/28/23		4,673	4,941,697
Telecom Italia SpA 5.303%, 5/30/24(a)		5,639	5,709,487
tw telecom holdings, Inc. 5.375%, 10/01/22		2,444	2,700,620
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		5,008	5,446,200
Wind Acquisition Finance SA 4.00%, 7/15/20(a)	EUR	2,660	3,283,378
4.75%, 7/15/20(a)	U.S.$	5,894	5,761,385
7.375%, 4/23/21(a)		15,294	14,949,885
Windstream Corp. 6.375%, 8/01/23		7,287	7,341,652

7.50%, 6/01/22-4/01/23		6,930	7,341,250
7.75%, 10/01/21		2,780	2,974,600
8.125%, 9/01/18		1,825	1,902,563
Ymobile Corp. 8.25%, 4/01/18(a)		3,648	3,848,640

			238,786,191

Consumer Cyclical - Automotive – 1.8%
Affinia Group, Inc. 7.75%, 5/01/21		7,248	7,338,600
Allison Transmission, Inc. 7.125%, 5/15/19(a)		9,699	10,196,074
American Axle & Manufacturing, Inc. 6.625%, 10/15/22(b)		2,925	3,122,437
Banque PSA Finance SA 4.375%, 4/04/16(a)		1,500	1,522,500
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(b)		16,020	16,580,700

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dana Holding Corp.
6.00%, 9/15/23	U.S.$	3,683	$3,867,150
6.50%, 2/15/19		675	701,156
6.75%, 2/15/21		638	677,875
Exide Technologies 8.625%, 2/01/18(d)(f)		10,401	1,846,178
Gates Global LLC/Gates Global Co.
5.75%, 7/15/22(a)	EUR	710	827,455
6.00%, 7/15/22(a)	U.S.$	16,694	16,193,180
General Motors Co. 4.875%, 10/02/23		1,735	1,858,619
General Motors Financial Co., Inc. 6.75%, 6/01/18		1,640	1,863,450
Gestamp Funding Luxembourg SA 5.875%, 5/31/20(a)	EUR	1,056	1,392,470
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(a)		1,168	1,533,204
Goodyear Tire & Rubber Co. (The)
7.00%, 3/15/28	U.S.$	700	749,000
8.75%, 8/15/20		2,829	3,327,611
LKQ Corp. 4.75%, 5/15/23		10,086	9,747,110
Meritor, Inc.
6.25%, 2/15/24		2,087	2,128,740
6.75%, 6/15/21		4,325	4,562,875
Navistar International Corp. 8.25%, 11/01/21		4,334	4,455,352
Schaeffler Holding Finance BV
6.75%, 11/15/22(a)(c)		4,484	4,764,250
6.875% (6.875% Cash or 7.625% PIK), 8/15/18(a)(c)		2,200	2,304,500
6.875%, 8/15/18(a)(c)	EUR	3,174	4,176,373
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)		5,044	6,655,163
Tenneco, Inc. 7.75%, 8/15/18	U.S.$	1,143	1,190,149

Titan International, Inc. 6.875%, 10/01/20		9,000	8,122,500

			121,704,671

Consumer Cyclical - Entertainment – 0.6%
Activision Blizzard, Inc.
5.625%, 9/15/21(a)		2,747	2,922,121
6.125%, 9/15/23(a)		2	2,165
AMC Entertainment, Inc. 9.75%, 12/01/20		2,076	2,304,360
Carlson Travel Holdings, Inc. 7.50%, 8/15/19(a)		2,642	2,648,605
Carlson Wagonlit BV 6.875%, 6/15/19(a)		3,275	3,389,625

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 6/01/24(a)	U.S.$	2,923	$2,923,000
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		3,073	3,265,062
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,806	1,851,150
Pinnacle Entertainment, Inc.
7.50%, 4/15/21		7,106	7,585,655
8.75%, 5/15/20(b)		271	287,938
Regal Entertainment Group 5.75%, 6/15/23-2/01/25		7,694	7,352,640
Royal Caribbean Cruises Ltd.
7.25%, 3/15/18		1,000	1,122,500
7.50%, 10/15/27		3,000	3,435,000

			39,089,821

Consumer Cyclical - Other – 2.7%
Beazer Homes USA, Inc. 7.50%, 9/15/21		3,353	3,386,530
Boyd Gaming Corp.
9.00%, 7/01/20		4,320	4,665,600
9.125%, 12/01/18		4,500	4,713,750
Caesars Entertainment Operating Co., Inc.
10.00%, 12/15/18		1,935	280,575
11.25%, 6/01/17		1,350	1,012,500
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20(a)		6,600	6,402,000
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22(a)		10,645	9,899,850
Chester Downs & Marina LLC/Chester Downs Finance Corp. 9.25%, 2/01/20(a)		3,222	2,867,580
Choice Hotels International, Inc. 5.75%, 7/01/22		517	557,068
DR Horton, Inc.
4.75%, 5/15/17		2,000	2,090,000
6.50%, 4/15/16		1,000	1,060,000
Gtech SpA 8.25%, 3/31/66(a)	EUR	10,343	13,544,590
Isle of Capri Casinos, Inc. 7.75%, 3/15/19	U.S.$	2,950	3,097,500
8.875%, 6/15/20		7,196	7,699,720
K. Hovnanian Enterprises, Inc. 7.25%, 10/15/20(a)		5,383	5,665,607
KB Home 4.75%, 5/15/19		3,513	3,486,652
7.00%, 12/15/21		1,000	1,070,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.25%, 6/15/18	U.S.$	1,000	$1,082,500
7.50%, 9/15/22		1,266	1,364,115
9.10%, 9/15/17		1,300	1,482,000
Lennar Corp. 6.95%, 6/01/18		2,780	3,092,750
Series B 6.50%, 4/15/16		3,200	3,392,000
M/I Homes, Inc. 8.625%, 11/15/18		5,325	5,557,969
Marina District Finance Co., Inc. 9.875%, 8/15/18		5,220	5,494,050
MCE Finance Ltd. 5.00%, 2/15/21(a)		12,892	12,795,310
Meritage Homes Corp. 7.00%, 4/01/22		2,749	2,982,665
7.15%, 4/15/20		2,500	2,750,000
MGM Resorts International 6.625%, 7/15/15		2,000	2,052,400
New Cotai LLC/New Cotai Capital Corp. 10.625%, 5/01/19(a)(c)		6,692	7,595,883
PulteGroup, Inc. 7.875%, 6/15/32		7,600	8,730,500
Ryland Group, Inc. (The) 6.625%, 5/01/20		7,280	7,789,600
Safari Holding Verwaltungs GmbH 8.25%, 2/15/21(a)	EUR	1,752	2,217,694
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19	U.S.$	6,386	6,801,090
Standard Pacific Corp. 8.375%, 5/15/18		3,250	3,761,875
10.75%, 9/15/16		1,667	1,912,883
Studio City Finance Ltd. 8.50%, 12/01/20(a)		6,910	7,500,805
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(a)		3,100	3,069,000
7.75%, 4/15/20(a)		4,004	4,294,290
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	1,933,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		7,045	7,573,375

			176,725,526

Consumer Cyclical - Restaurants – 0.4%
1011778 B.C. ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		10,455	10,598,756
Burger King Corp. 9.875%, 10/15/18		4,666	4,922,630

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)	GBP	2,206	$3,484,827
Twinkle Pizza Holdings PLC 8.625%, 8/01/22(a)		751	1,166,535
Twinkle Pizza PLC 6.625%, 8/01/21(a)		5,764	9,186,093

			29,358,841

Consumer Cyclical - Retailers – 2.1%
Asbury Automotive Group, Inc. 8.375%, 11/15/20	U.S.$	1,555	1,679,400
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	5,930	9,106,772
7.875%, 5/15/18(a)(b)		2,395	3,678,030
Cash America International, Inc. 5.75%, 5/15/18(b)	U.S.$	7,321	7,613,840
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(b)(c)		12,150	11,664,000
CST Brands, Inc. 5.00%, 5/01/23		6,008	5,962,940
DFS Furniture Holdings PLC 7.625%, 8/15/18(a)	GBP	3,621	5,995,252
Group 1 Automotive, Inc. 5.00%, 6/01/22(a)	U.S.$	2,143	2,121,570
JC Penney Corp., Inc. 6.375%, 10/15/36		1,169	841,680
7.40%, 4/01/37		4,492	3,458,840
L Brands, Inc. 5.25%, 11/01/14		3,194	3,194,000
6.90%, 7/15/17		2,401	2,677,115
6.95%, 3/01/33		3,500	3,640,000
Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22(a)(b)		16,760	17,367,550
Murphy Oil USA, Inc. 6.00%, 8/15/23		3,166	3,316,385
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(c)		9,158	9,799,060
New Look Bondco I PLC 8.375%, 5/14/18(a)		15,245	15,854,800
Rite Aid Corp. 8.00%, 8/15/20		2,300	2,484,000
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		5,376	5,725,440
Serta Simmons Holdings LLC 8.125%, 10/01/20(a)		9,510	10,199,475
Sonic Automotive, Inc. 5.00%, 5/15/23		8,953	8,684,410
Wolverine World Wide, Inc. 6.125%, 10/15/20		1,999	2,103,947

			137,168,506

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 7.4%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18	U.S.$	6,212	$6,491,540
Alere, Inc. 7.25%, 7/01/18		3,046	3,243,990
8.625%, 10/01/18		9,025	9,419,844
Amsurg Corp. 5.625%, 7/15/22(a)		3,708	3,841,952
Anna Merger Sub, Inc. 7.75%, 10/01/22(a)		3,630	3,698,063
Aramark Services, Inc. 5.75%, 3/15/20		2,684	2,804,780
Big Heart Pet Brands 7.625%, 2/15/19		8,979	9,001,447
Biomet, Inc. 6.50%, 8/01/20-10/01/20		10,227	10,842,890
Boparan Finance PLC 5.25%, 7/15/19(a)	GBP	5,799	8,597,701
5.50%, 7/15/21(a)		6,175	8,939,723
Capsugel SA 7.00% (7.00% Cash or 7.75% PIK), 5/15/19(a)(c)	U.S.$	15,989	16,258,814
Care UK Health & Social Care PLC 5.56%, 7/15/19(a)(h)	GBP	1,999	2,973,954
8.06%, 1/15/20(a)(h)		2,000	2,761,082
Cerba European Lab SAS 7.00%, 2/01/20(a)	EUR	4,950	6,463,622
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(a)	U.S.$	14,754	15,897,435
7.125%, 7/15/20		8,029	8,691,392
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		8,448	8,954,880
Elior Finance & Co. SCA 6.50%, 5/01/20(a)	EUR	658	893,986
Elli Finance UK PLC 8.75%, 6/15/19(a)	GBP	4,801	7,833,916
Endo Finance LLC 5.75%, 1/15/22(a)	U.S.$	600	603,000
Endo Finance LLC & Endo Finco, Inc. 7.00%, 7/15/19-12/15/20(a)		6,110	6,438,625
7.25%, 1/15/22(a)		9,055	9,666,212
Envision Healthcare Corp. 5.125%, 7/01/22(a)		7,081	7,169,512
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		15,758	14,576,150
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	267	407,045
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22(a)	U.S.$	1,934	1,982,350
HCA Holdings, Inc. 7.75%, 5/15/21		4,500	4,848,750

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA, Inc. 4.25%, 10/15/19	U.S.$	3,274	$3,327,203
5.875%, 3/15/22		2,450	2,688,875
6.50%, 2/15/16		782	825,988
HealthSouth Corp. 7.75%, 9/15/22		352	376,200
8.125%, 2/15/20		1,455	1,531,388
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	6,584	8,614,606
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19	U.S.$	21,422	22,600,210
IDH Finance PLC 6.00%, 12/01/18(a)	GBP	2,145	3,391,896
Iglo Foods Bondco PLC 4.584%, 6/15/20(a)(h)	EUR	3,194	3,892,891
Jaguar Holding Co. I 9.375% (9.375% Cash or 10.125% PIK), 10/15/17(a)(c)	U.S.$	11,987	12,271,691
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		7,556	8,103,810
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		14,959	16,492,297
Labco SA 8.50%, 1/15/18(a)	EUR	6,500	8,501,839
LifePoint Hospitals, Inc. 6.625%, 10/01/20	U.S.$	2,150	2,284,375
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.75%, 8/01/22(a)		6,054	6,341,565
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		6,322	6,614,393
New Albertsons, Inc. 7.45%, 8/01/29(b)		3,136	2,885,120
8.00%, 5/01/31		2,235	2,140,013
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20		10,446	11,098,875
Party City Holdings, Inc. 8.875%, 8/01/20		8,041	8,724,485
PC Nextco Holdings LLC/PC Nextco Finance, Inc. 8.75%, 8/15/19		1,160	1,177,400
Picard Bondco SA 9.00%, 10/01/18(a)	EUR	1,418	1,861,810
Pilgrim’s Pride Corp. 7.875%, 12/15/18	U.S.$	4,054	4,226,295
Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(a)		17,677	19,267,930
Post Holdings, Inc. 6.00%, 12/15/22(a)(b)		2,096	2,022,640
7.375%, 2/15/22		7,771	7,965,275
Priory Group No. 3 PLC 7.00%, 2/15/18(a)	GBP	6,460	10,786,073

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

R&R Ice Cream PLC 5.50%, 5/15/20(a)	GBP	4,939	$7,663,891
8.25%, 5/15/20(a)	AUD	3,910	3,419,033
R&R PIK PLC 9.25%, 5/15/18(a)(c)	EUR	4,332	5,454,975
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19(a)	U.S.$	1,764	1,883,070
Salix Pharmaceuticals Ltd. 6.00%, 1/15/21(a)		2,795	3,025,588
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		3,549	3,655,470
5.875%, 8/01/21(a)		5,820	6,169,200
6.625%, 8/15/22		1,516	1,652,440
Spectrum Brands, Inc. 6.375%, 11/15/20		2,586	2,741,160
6.625%, 11/15/22		2,624	2,814,240
6.75%, 3/15/20		3,475	3,674,813
Stretford 79 PLC 4.81%, 7/15/20(a)(h)	GBP	1,298	1,863,371
6.25%, 7/15/21(a)		7,290	9,795,923
TeamSystem Holding SpA 7.375%, 5/15/20(a)	EUR	5,692	7,339,000
Tenet Healthcare Corp. 6.875%, 11/15/31	U.S.$	14,206	13,921,880
8.00%, 8/01/20		2,000	2,130,000
8.125%, 4/01/22(b)		9,475	10,860,719
United Surgical Partners International, Inc. 9.00%, 4/01/20		3,450	3,726,000
Valeant Pharmaceuticals International 6.375%, 10/15/20(a)		2,520	2,586,150
6.75%, 8/15/21(a)		2,100	2,168,250
7.00%, 10/01/20(a)		10,450	10,946,375
7.25%, 7/15/22(a)		5,402	5,699,110
Valeant Pharmaceuticals International, Inc. 7.50%, 7/15/21(a)		2,108	2,255,560
Visant Corp. 10.00%, 10/01/17		2,798	2,462,240
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	4,750	7,693,557

			488,919,813

Energy – 8.7%
Antero Resources Corp. 5.125%, 12/01/22(a)	U.S.$	2,239	2,239,448
Antero Resources Finance Corp. 5.375%, 11/01/21		9,000	9,135,000
Athlon Holdings LP/Athlon Finance Corp. 6.00%, 5/01/22(a)		1,930	2,072,338
7.375%, 4/15/21		9,880	10,818,600
Atwood Oceanics, Inc. 6.50%, 2/01/20		1,420	1,427,100

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Basic Energy Services, Inc. 7.75%, 2/15/19	U.S.$	4,460	$4,348,500
Berry Petroleum Co. LLC 6.375%, 9/15/22		12,667	11,780,310
Bill Barrett Corp. 7.00%, 10/15/22		6,420	6,099,000
7.625%, 10/01/19		2,500	2,525,000
Bonanza Creek Energy, Inc. 5.75%, 2/01/23		7,169	6,846,395
6.75%, 4/15/21		3,690	3,699,225
Bristow Group, Inc. 6.25%, 10/15/22		2,741	2,850,640
California Resources Corp. 5.50%, 9/15/21(a)		6,832	6,968,640
6.00%, 11/15/24(a)		15,218	15,522,360
Chaparral Energy, Inc. 7.625%, 11/15/22		7,282	7,099,950
8.25%, 9/01/21		2,000	2,010,000
CHC Helicopter SA 9.25%, 10/15/20		6,116	6,544,548
9.375%, 6/01/21		3,475	3,692,188
Chesapeake Energy Corp. 2.50%, 5/15/37(e)		1,653	1,638,536
Cimarex Energy Co. 5.875%, 5/01/22		3,526	3,790,450
Concho Resources, Inc. 5.50%, 4/01/23		2,000	2,115,000
Denbury Resources, Inc. 4.625%, 7/15/23		8,575	7,921,156
5.50%, 5/01/22		9,880	9,731,800
6.375%, 8/15/21		991	1,035,595
Diamondback Energy, Inc. 7.625%, 10/01/21		7,270	7,724,375
Energy Transfer Equity LP 5.875%, 1/15/24		7,132	7,488,600
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		3,500	3,150,000
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		3,059	3,181,360
9.375%, 5/01/20		6,884	7,520,770
Era Group, Inc. 7.75%, 12/15/22		3,450	3,579,375
EXCO Resources, Inc. 8.50%, 4/15/22		6,963	6,057,810
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22(a)		16,702	16,534,980
Golden Close Maritime Corp., Ltd. 11.00%, 12/09/15		2,435	2,483,478
Golden Energy Offshore Services AS 8.99%, 5/28/17(h)(j)	NOK	25,000	3,678,678

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Halcon Resources Corp. 8.875%, 5/15/21	U.S.$	4,376	$3,588,320
9.75%, 7/15/20		6,742	5,625,356
Hiland Partners LP/Hiland Partners Finance Corp. 5.50%, 5/15/22(a)		3,180	3,132,300
7.25%, 10/01/20(a)		6,083	6,432,772
Hilcorp Energy I LP/Hilcorp Finance Co. 8.00%, 2/15/20(a)		1,000	1,050,000
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20		3,948	4,096,050
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21		5,000	4,450,000
5.875%, 4/01/20		4,695	4,413,300
Jones Energy Holdings LLC/Jones Energy Finance Corp. 6.75%, 4/01/22(a)		16,218	15,488,190
Jupiter Resources, Inc. 8.50%, 10/01/22(a)		16,774	14,803,055
Key Energy Services, Inc. 6.75%, 3/01/21		5,746	5,113,940
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		470	491,150
Kinder Morgan Inc/DE 7.00%, 6/15/17		275	305,938
Kinder Morgan, Inc./DE Series G 7.80%, 8/01/31		2,662	3,274,260
Kodiak Oil & Gas Corp. 8.125%, 12/01/19		2,184	2,347,800
Laredo Petroleum, Inc. 7.375%, 5/01/22		3,511	3,651,440
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, 12/01/21(a)(b)		5,948	5,769,560
6.625%, 12/01/21		650	630,500
8.00%, 12/01/20		3,554	3,580,655
Linn Energy LCC/Linn Energy Finance Corp. 8.625%, 4/15/20		4,190	4,200,475
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		7,493	6,893,560
6.50%, 9/15/21		655	599,325
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		2,401	2,569,070
Memorial Resource Development Corp. 5.875%, 7/01/22(a)		17,516	17,078,100
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(a)		4,001	3,800,950
Northern Oil and Gas, Inc. 8.00%, 6/01/20		5,985	5,581,012

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Oasis Petroleum, Inc. 6.875%, 3/15/22	U.S.$	5,252	$5,462,080
Offshore Group Investment Ltd. 7.125%, 4/01/23		8,325	6,868,125
7.50%, 11/01/19		8,860	7,553,150
Pacific Drilling SA 5.375%, 6/01/20(a)		24,499	21,911,293
Paragon Offshore PLC 6.75%, 7/15/22(a)		4,781	3,645,513
7.25%, 8/15/24(a)		19,591	14,987,115
PDC Energy, Inc. 7.75%, 10/15/22		3,669	3,853,257
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)		7,821	7,586,370
PHI, Inc. 5.25%, 3/15/19		7,518	7,426,731
Precision Drilling Corp. 6.50%, 12/15/21		1,870	1,916,750
QEP Resources, Inc. 5.25%, 5/01/23		3,628	3,528,230
6.875%, 3/01/21		2,453	2,636,975
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		9,064	8,996,020
5.00%, 10/01/22		2,854	2,911,080
5.50%, 4/15/23		6,015	6,225,525
Resolute Energy Corp. 8.50%, 5/01/20		3,993	3,553,770
Rosetta Resources, Inc. 5.875%, 6/01/22-6/01/24		17,672	16,965,120
RSP Permian, Inc. 6.625%, 10/01/22(a)		3,063	3,054,730
Sabine Pass Liquefaction LLC 5.75%, 5/15/24(a)		7,426	7,676,627
6.25%, 3/15/22(a)		3,000	3,232,500
Sabine Pass LNG LP 6.50%, 11/01/20		2,949	3,118,568
Sanchez Energy Corp. 6.125%, 1/15/23(a)		10,626	10,121,265
7.75%, 6/15/21		11,835	12,071,700
SandRidge Energy, Inc. 8.125%, 10/15/22		3,164	2,863,420
Seitel, Inc. 9.50%, 4/15/19(b)		3,900	3,783,000
SESI LLC 6.375%, 5/01/19		771	801,840
7.125%, 12/15/21		3,333	3,599,640
Seven Generations Energy Ltd. 8.25%, 5/15/20(a)		12,002	12,602,100
Southern Star Central Corp. 5.125%, 7/15/22(a)		6,100	6,191,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.25%, 5/01/23	U.S.$	8,186	$8,595,300
6.375%, 8/01/22		2,736	2,941,200
6.875%, 2/01/21		3,250	3,493,750
Tervita Corp. 8.00%, 11/15/18(a)		12,343	11,849,280
9.75%, 11/01/19(a)		4,592	3,949,120
10.875%, 2/15/18(a)		2,648	2,409,680
Triangle USA Petroleum Corp. 6.75%, 7/15/22(a)		16,841	14,735,875
W&T Offshore, Inc. 8.50%, 6/15/19		3,500	3,412,500
Whiting Petroleum Corp. 5.75%, 3/15/21		4,426	4,669,430

			573,478,412

Other Industrial – 2.1%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		10,555	10,977,200
9.00%, 10/15/18(a)(b)	EUR	1,810	2,345,774
10.75%, 10/15/19(a)	U.S.$	5,290	5,210,650
B456 Systems, Inc. 3.75%, 4/15/16(e)(g)(k)		3,985	249,063
Belden, Inc. 5.25%, 7/15/24(a)		3,975	3,905,438
Briggs & Stratton Corp. 6.875%, 12/15/20		737	812,543
Galapagos Holding SA 7.00%, 6/15/22(a)	EUR	6,667	7,895,240
General Cable Corp. 4.50%, 11/15/29(e)(l)	U.S.$	5,909	3,903,633
5.75%, 10/01/22		5,113	4,499,440
Interline Brands, Inc. 10.00% (10.00% Cash or 10.75% PIK), 11/15/18(c)		5,887	6,137,197
Laureate Education, Inc. 9.75%, 9/01/19(a)(b)		21,316	21,955,480
Liberty Tire Recycling LLC 11.00%, 10/01/16(a)		3,187	2,995,780
Modular Space Corp. 10.25%, 1/31/19(a)		15,471	15,780,420
Mueller Water Products, Inc. 7.375%, 6/01/17		3,663	3,717,945
8.75%, 9/01/20		720	777,600
NANA Development Corp. 9.50%, 3/15/19(a)		5,451	5,123,940
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		5,367	5,152,320
13.00% (5.00% Cash and 8.00% PIK), 3/15/18(c)		4,648	4,972,996

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Novafives SAS 4.082%, 6/30/20(a)(h)	EUR	896	$1,117,208
4.50%, 6/30/21(a)		2,954	3,667,563
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)	U.S.$	11,622	11,999,715
Trionista Holdco GmbH 5.00%, 4/30/20(a)	EUR	742	958,151
Trionista TopCo GmbH 6.875%, 4/30/21(a)		1,581	2,075,378
Xella Holdco Finance SA 9.125% (9.125% Cash or 9.875% PIK), 9/15/18(a)(b)(c)		4,100	5,253,518
Zachry Holdings, Inc. 7.50%, 2/01/20(a)	U.S.$	4,500	4,567,500

			136,051,692

Services – 0.9%
ADT Corp. (The) 4.125%, 4/15/19(b)		7,422	7,357,057
6.25%, 10/15/21(b)		4,207	4,417,350
Cerved Group SpA 6.375%, 1/15/20(a)	EUR	547	722,859
8.00%, 1/15/21(a)		1,431	1,945,685
Geo Debt Finance SCA 7.50%, 8/01/18(a)		1,635	1,577,653
IHS, Inc. 5.00%, 11/01/22(a)	U.S.$	3,524	3,576,860
Manutencoop Facility Management SpA 8.50%, 8/01/20(a)	EUR	4,867	5,306,200
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	2,320	2,499,800
Monitronics International, Inc. 9.125%, 4/01/20		2,267	2,335,010
Realogy Group LLC 9.00%, 1/15/20(a)(b)		3,500	3,832,500
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		6,968	7,490,600
Sabre Holdings Corp. 8.35%, 3/15/16(h)		2,939	3,148,404
Service Corp. International/US 6.75%, 4/01/16(h)		2,900	3,066,750
7.50%, 4/01/27		1,575	1,732,500
ServiceMaster Co. (The) 7.00%, 8/15/20		6,037	6,384,127
8.00%, 2/15/20		3,951	4,217,693
West Corp. 7.875%, 1/15/19		1,312	1,365,700

			60,976,748

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 4.0%
Alcatel-Lucent USA, Inc. 8.875%, 1/01/20(a)	U.S.$	2,881	$3,161,898
Amkor Technology, Inc. 6.375%, 10/01/22		10,924	10,937,655
Aspect Software, Inc. 10.625%, 5/15/17		4,211	4,158,363
Audatex North America, Inc. 6.00%, 6/15/21(a)		3,018	3,191,535
6.125%, 11/01/23(a)		5,299	5,616,940
Avaya, Inc. 7.00%, 4/01/19(a)		5,790	5,688,675
10.50%, 3/01/21(a)		18,495	16,183,125
Blackboard, Inc. 7.75%, 11/15/19(a)		3,909	3,948,090
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		19,980	19,130,850
Brightstar Corp. 7.25%, 8/01/18(a)		7,434	7,991,550
9.50%, 12/01/16(a)		6,166	6,490,948
CDW LLC/CDW Finance Corp. 6.00%, 8/15/22		4,481	4,727,455
8.50%, 4/01/19		9,083	9,627,980
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		12,000	13,530,000
Ceridian LLC 8.875%, 7/15/19(a)		4,536	5,012,280
Ceridian LLC/Comdata, Inc. 8.125%, 11/15/17(a)		1,650	1,650,000
CommScope, Inc. 5.50%, 6/15/24(a)		3,177	3,212,741
Compiler Finance Sub, Inc. 7.00%, 5/01/21(a)		1,945	1,799,125
CoreLogic, Inc./United States 7.25%, 6/01/21		889	933,450
CPI International, Inc. 8.75%, 2/15/18		6,323	6,560,112
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		1,352	1,355,380
Eagle Midco, Inc. 9.00%, 6/15/18(a)		8,480	8,649,600
Epicor Software Corp. 8.625%, 5/01/19		3,738	3,976,298
First Data Corp. 6.75%, 11/01/20(a)		1,058	1,137,350
8.25%, 1/15/21(a)(b)		3,924	4,257,540
11.75%, 8/15/21		7,441	8,724,572
12.625%, 1/15/21		6,761	8,163,907
First Data Holdings, Inc. 14.50%, 9/24/19(a)(c)		682	721,297

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Freescale Semiconductor, Inc. 5.00%, 5/15/21(a)(b)	U.S.$	4,637	$4,567,445
6.00%, 1/15/22(a)		5,454	5,590,350
8.05%, 2/01/20		204	215,220
Goodman Networks, Inc. 12.125%, 7/01/18		8,670	9,276,900
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(c)		5,493	5,561,663
Infor US, Inc. 9.375%, 4/01/19		6,278	6,827,325
10.00%, 4/01/19	EUR	2,539	3,547,649
Iron Mountain, Inc. 5.75%, 8/15/24	U.S.$	3,155	3,218,100
Micron Technology, Inc. 5.50%, 2/01/25(a)		9,202	9,317,025
MMI International Ltd. 8.00%, 3/01/17(a)		6,778	6,794,945
Numericable Group SA 6.00%, 5/15/22(a)		8,105	8,287,362
6.25%, 5/15/24(a)		2,975	3,060,531

NXP BV/NXP Funding LLC 5.75%, 2/15/21-3/15/23(a)		8,374	8,844,145
Sensata Technologies BV 6.50%, 5/15/19(a)		5,000	5,225,000
SITEL LLC/Sitel Finance Corp. 11.00%, 8/01/17(a)		3,400	3,502,000
Sophia LP/Sophia Finance, Inc. 9.75%, 1/15/19(a)		1,550	1,662,375
SunGard Data Systems, Inc. 7.625%, 11/15/20		6,170	6,578,762
Syniverse Holdings, Inc. 9.125%, 1/15/19		1,598	1,677,900
Viasystems, Inc. 7.875%, 5/01/19(a)		1,107	1,165,118

			265,458,531

Transportation - Airlines – 0.3%
Air Canada 6.75%, 10/01/19(a)		6,910	7,272,775
8.75%, 4/01/20(a)		8,365	9,141,272
America West Airlines Pass-Through Trust Series 1999-1, Class G 7.93%, 1/02/19		1,281	1,418,985
Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19(h)		639	704,170
UAL Pass-Through Trust Series 2007-1, Class A 6.636%, 7/02/22		1,772	1,904,501

			20,441,703

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23	U.S.$	2,003	$2,015,519
Avis Budget Finance PLC 6.00%, 3/01/21(a)	EUR	2,070	2,723,721
CEVA Group PLC 9.00%, 9/01/21(a)(b)	U.S.$	4,252	4,113,810
EC Finance PLC 5.125%, 7/15/21(a)	EUR	4,232	5,355,118
Europcar Groupe SA 11.50%, 5/15/17(a)		4,351	6,120,381
Hapag-Lloyd AG 9.75%, 10/15/17(a)	U.S.$	2,250	2,317,500
Hertz Corp. (The) 5.875%, 10/15/20		3,548	3,574,610
6.75%, 4/15/19		8,288	8,640,240
7.50%, 10/15/18		1,900	1,976,000
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(a)		9,177	9,773,505
Overseas Shipholding Group, Inc. 8.125%, 3/30/18		2,250	2,266,875

Stena AB 5.875%, 2/01/19(a)	EUR	2,000	2,703,195
7.875%, 3/15/20(a)(b)		1,000	1,400,395

			52,980,869

			3,260,489,770

Financial Institutions – 7.5%
Banking – 3.7%
ABN AMRO Bank NV 4.31%, 3/10/16(m)		5,396	6,846,522
5.00%, 2/17/16(m)	GBP	1,698	2,740,058
Ally Financial, Inc. 4.625%, 6/26/15	U.S.$	4,725	4,821,863
7.50%, 9/15/20		2,107	2,507,330
8.00%, 11/01/31		6,078	7,741,195
Series 8 6.75%, 12/01/14		2,590	2,597,770
Bank of America Corp. Series U 5.20%, 6/01/23(m)		6,873	6,374,708
Series X 6.25%, 9/05/24(m)		521	520,349
Series Z 6.50%, 10/23/24(m)		650	667,875
Bank of Ireland 2.063%, 9/22/15(h)	CAD	7,925	6,750,366
10.00%, 7/30/16(a)	EUR	1,419	1,920,922
10.00%, 2/12/20		2,270	3,529,130
Barclays Bank PLC 4.875%, 12/15/14(a)(m)		2,660	3,241,711

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.86%, 6/15/32(a)(m)	U.S.$	838	$928,085
7.625%, 11/21/22		6,508	7,089,652
7.70%, 4/25/18(a)(m)		4,629	5,057,183
7.75%, 4/10/23		6,059	6,642,179
Barclays PLC 8.00%, 12/15/20(m)	EUR	622	807,336
8.25%, 12/15/18(b)(m)	U.S.$	1,464	1,522,560
BBVA International Preferred SAU 3.798%, 9/22/15(m)	EUR	3,030	3,761,922
4.952%, 9/20/16(a)(m)		8,900	11,268,781
Series F 6.255%, 1/21/15(h)(m)	GBP	1,000	1,606,099
BNP Paribas SA 5.186%, 6/29/15(a)(m)	U.S.$	3,333	3,366,330
7.195%, 6/25/37(a)(m)		6,900	7,956,597
Citigroup, Inc. 5.95%, 1/30/23(m)		14,778	14,685,637
Commerzbank AG 8.125%, 9/19/23(a)		5,125	5,923,988
Countrywide Capital III Series B 8.05%, 6/15/27		11,735	14,273,762
Credit Agricole SA 7.589%, 1/30/20(m)	GBP	4,950	8,747,187
7.875%, 1/23/24(a)(b)(m)	U.S.$	2,098	2,160,940
Credit Suisse Group AG 7.50%, 12/11/23(a)(m)		6,214	6,617,910
Danske Bank A/S 5.684%, 2/15/17(m)	GBP	5,500	9,040,304
Dresdner Funding Trust I 8.151%, 6/30/31(a)	U.S.$	816	952,680
HBOS Capital Funding LP 4.939%, 5/23/16(m)	EUR	3,901	4,883,307
HT1 Funding GmbH 6.352%, 6/30/17(m)		2,700	3,400,422
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	10,206	9,974,467
LBG Capital No.1 PLC 8.00%, 6/15/20(a)(m)		3,820	4,096,950
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(m)		3,709	3,968,630
6.657%, 5/21/37(a)(m)		1,801	1,940,578
7.50%, 6/27/24(m)		11,389	11,844,560
Macquarie Capital Funding LP/Jersey 6.177%, 4/15/20(m)	GBP	3,350	5,248,825
Novo Banco SA 2.625%, 5/08/17(a)	EUR	1,900	2,147,648
3.875%, 1/21/15		1,500	1,865,627
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)	U.S.$	896	1,025,920
SNS Bank NV 11.25%, 12/31/49(g)(k)(n)	EUR	1,001	– 0	–^

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Societe Generale SA 4.196%, 1/26/15(m)	EUR	1,500	$1,879,725
6.999%, 12/19/17(m)		2,650	3,711,047
7.875%, 12/18/23(a)(b)(m)	U.S.$	6,357	6,357,000
UBS AG/Jersey 4.28%, 4/15/15(m)	EUR	8,250	10,364,334
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)	U.S.$	1,870	2,016,127
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,293	1,642,197
Zions Bancorporation 5.65%, 11/15/23	U.S.$	2,289	2,354,710
5.80%, 6/15/23(m)		2,500	2,387,500

			243,778,505

Brokerage – 0.3%
E*TRADE Financial Corp. 6.375%, 11/15/19		6,552	6,986,070
6.75%, 6/01/16		4,634	4,923,625
GFI Group, Inc. 10.375%, 7/19/18		3,200	3,796,000
Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(g)		1,800	265,500
6.875%, 5/02/18(g)		1,600	244,000

			16,215,195

Finance – 1.5%
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(c)		4,943	4,683,180
CIT Group, Inc. 5.25%, 3/15/18		3,667	3,868,685
Creditcorp 12.00%, 7/15/18(a)		6,205	6,329,100
Enova International, Inc. 9.75%, 6/01/21(a)		9,610	9,778,175
ILFC E-Capital Trust II 6.25%, 12/21/65(a)		1,500	1,451,250
International Lease Finance Corp. 5.875%, 4/01/19		2,300	2,478,250
8.25%, 12/15/20		10,200	12,240,000
8.75%, 3/15/17		2,375	2,671,875
8.875%, 9/01/17		2,210	2,541,500
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(a)		8,867	9,864,538
Navient Corp. 4.875%, 6/17/19		5,837	5,924,555
5.50%, 1/15/19-1/25/23		2,948	3,021,612
5.625%, 8/01/33		4,160	3,504,800
7.25%, 1/25/22		1,638	1,830,465
8.00%, 3/25/20		3,466	3,977,235
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc. 7.25%, 1/15/18(a)		3,183	3,294,405

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peninsula Gaming LLC/Peninsula Gaming Corp. 8.375%, 2/15/18(a)	U.S.$	3,759	$3,965,745
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		18,725	18,256,875

			99,682,245

Insurance – 1.0%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC 7.875%, 12/15/20(a)		9,491	9,775,730
American Equity Investment Life Holding Co. 6.625%, 7/15/21		8,506	8,973,830
CNO Financial Group, Inc. 6.375%, 10/01/20(a)		1,000	1,062,500
Genworth Holdings, Inc. 6.15%, 11/15/66		2,535	2,167,425
Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38		1,856	2,152,960
Hockey Merger Sub 2, Inc. 7.875%, 10/01/21(a)		5,630	5,869,275
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		14,759	17,268,030
USI, Inc./NY 7.75%, 1/15/21(a)		13,834	14,006,925
WellCare Health Plans, Inc. 5.75%, 11/15/20		5,640	5,808,072

			67,084,747

Other Finance – 0.9%
ACE Cash Express, Inc. 11.00%, 2/01/19(a)		4,467	3,193,905
CNG Holdings, Inc./OH 9.375%, 5/15/20(a)		16,179	12,174,697
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		6,800	6,936,000
FTI Consulting, Inc. 6.00%, 11/15/22		3,000	3,071,250
6.75%, 10/01/20		3,150	3,323,250
Gardner Denver, Inc. 6.875%, 8/15/21(a)		4,440	4,628,700
Harbinger Group, Inc. 7.75%, 1/15/22		2,930	2,973,950
7.875%, 7/15/19		3,913	4,235,823
iPayment Holdings, Inc. 15.00% (7.75% Cash and 7.75% PIK), 11/15/18(c)		3,796	1,290,640
iPayment, Inc. 10.25%, 5/15/18		7,377	6,196,680
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)(b)		6,062	5,986,225
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		7,561	7,428,683

			61,439,803

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.1%
Felcor Lodging LP 5.625%, 3/01/23	U.S.$	7,213	$7,194,967

			495,395,462

Utility – 2.1%
Electric – 2.1%
AES Corp./VA 4.875%, 5/15/23		1,500	1,496,250
5.50%, 3/15/24		3,250	3,323,125
7.375%, 7/01/21		6,060	6,914,078
8.00%, 10/15/17		348	394,980
Calpine Corp. 5.75%, 1/15/25		14,043	14,218,537
5.875%, 1/15/24(a)		3,988	4,287,100
7.875%, 1/15/23(a)		2,771	3,068,883
DPL, Inc. 6.75%, 10/01/19(a)		2,450	2,529,625
7.25%, 10/15/21		986	1,047,625
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 7.375%, 11/01/22(a)		13,060	13,810,950
7.625%, 11/01/24(a)		8,625	9,142,500
EDP Finance BV 4.90%, 10/01/19(a)		416	430,726
5.875%, 2/01/16(a)	EUR	1,823	2,413,566
6.00%, 2/02/18(a)	U.S.$	10,232	11,004,414
FirstEnergy Corp. Series C 7.375%, 11/15/31		4,551	5,407,603
GenOn Energy, Inc. 9.50%, 10/15/18		15,239	15,886,657
NRG Energy, Inc. 6.25%, 5/01/24(a)		4,527	4,674,128
6.25%, 7/15/22		1,631	1,704,395
6.625%, 3/15/23		10,296	10,862,280
NRG Yield Operating LLC 5.375%, 8/15/24(a)		4,311	4,483,440
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		5,125	5,195,469
PPL Energy Supply LLC 4.60%, 12/15/21		5,873	5,536,583
RJS Power Holdings LLC 5.125%, 7/15/19(a)		8,657	8,613,715
Techem GmbH 6.125%, 10/01/19(a)	EUR	1,450	1,945,534
Texas Competitive/TCEH 11.50%, 10/01/20(i)	U.S.$	2,679	2,149,898

			140,542,061

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
CITGO Petroleum Corp. 6.25%, 8/15/22(a)	U.S.$	8,609	$8,759,657

Total Corporates – Non-Investment Grade (cost $3,883,369,295)			3,905,186,950

GOVERNMENTS – TREASURIES – 13.9%
Brazil – 0.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	99,335	38,398,527

Colombia – 0.1%
Colombia Government International Bond 7.75%, 4/14/21	COP	12,390,000	6,553,602
9.85%, 6/28/27		1,391,000	865,158

			7,418,760

Indonesia – 0.1%
Indonesia Treasury Bond – Recap Linked Note (JPMC) 10.00%, 7/18/17	IDR	63,808,000	5,549,210

Philippines – 0.1%
Philippine Government International Bond 6.25%, 1/14/36(k)	PHP	280,000	6,822,953

Portugal – 0.1%
Portugal Obrigacoes do Tesouro OT 3.85%, 4/15/21(a)	EUR	4,348	5,923,260

South Africa – 0.2%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	16,800	1,574,956
Series R207 7.25%, 1/15/20		120,490	10,911,092
Series R208 6.75%, 3/31/21		21,565	1,886,814

			14,372,862

United States – 12.7%
U.S. Treasury Bonds 2.75%, 8/15/42(o)	U.S.$	18,000	16,943,904
4.25%, 11/15/40(o)		14,500	17,851,994
4.75%, 2/15/37(o)		8,500	11,135,000
7.625%, 2/15/25		35,000	51,953,125
U.S. Treasury Notes 1.625%, 8/31/19(b)		714,012	715,071,594
2.125%, 8/31/20(o)		11,300	11,467,737
2.50%, 8/15/23		16,550	16,890,053

			841,313,407

Total Governments – Treasuries (cost $913,458,305)			919,798,979

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 7.9%
Financial Institutions – 4.4%
Banking – 1.7%
Akbank TAS 5.00%, 10/24/22(a)(b)	U.S.$	3,974	$3,974,795
American Express Co. 6.80%, 9/01/66		4,555	4,827,845
Baggot Securities Ltd. 10.24%, 12/01/14(a)(m)	EUR	5,912	7,845,731
BPCE SA 5.70%, 10/22/23(a)	U.S.$	241	258,800
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(a)(m)		5,750	6,166,875
8.40%, 6/29/17(a)(m)		5,500	6,050,000
Credit Suisse AG 6.50%, 8/08/23(a)		9,056	9,985,223
Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/41(a)		3,191	3,406,393
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(a)(m)		1,590	2,373,075

ICICI Bank Ltd./Dubai 4.80%, 5/22/19(a)(b)		5,980	6,354,631
JPMorgan Chase & Co. Series R 6.00%, 8/01/23(m)		3,893	3,858,936
Series S 6.75%, 2/01/24(m)		2,209	2,338,447
MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17(m)	GBP	1,225	2,094,357
National Capital Trust II Delaware 5.486%, 3/23/15(a)(m)	U.S.$	1,700	1,714,875
Nordea Bank AB 6.125%, 9/23/24(a)(b)(m)		4,940	4,950,374
PNC Financial Services Group, Inc. (The) 6.75%, 8/01/21(b)(m)		2,799	3,055,109
Series R 4.85%, 6/01/23(b)(m)		3,888	3,693,600
Regions Bank/Birmingham AL 6.45%, 6/26/37		5,300	6,382,631
Santander Bank NA 8.75%, 5/30/18		3,800	4,597,601
Standard Chartered PLC 5.20%, 1/26/24(a)(b)		5,722	6,047,879
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(a)(b)		3,939	3,991,860
Turkiye Halk Bankasi AS 4.875%, 7/19/17(a)		4,715	4,850,792
UBS AG/Stamford CT 7.625%, 8/17/22		8,785	10,367,671

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. Series S 5.90%, 6/15/24(m)		2,482	$2,551,744

			111,739,244

Brokerage – 0.1%
Charles Schwab Corp. (The) 7.00%, 2/01/22(m)		6,830	7,961,253

Finance – 0.5%
Aviation Capital Group Corp. 4.625%, 1/31/18(a)		2,367	2,466,800
6.75%, 4/06/21(a)		4,820	5,494,800
7.125%, 10/15/20(a)		3,101	3,545,605
GE Capital Trust II 5.50%, 9/15/67(a)	EUR	4,000	5,413,267
General Electric Capital Corp. Series A 7.125%, 6/15/22(m)	U.S.$	4,200	4,893,000
Series B 6.25%, 12/15/22(m)		4,800	5,250,192
HSBC Finance Capital Trust IX 5.911%, 11/30/35		3,765	3,849,712

			30,913,376

Insurance – 1.8%
AAI Ltd. 6.15%, 9/07/25	AUD	700	622,228
Series 5 6.75%, 10/06/26		500	452,830
American International Group, Inc. 6.82%, 11/15/37	U.S.$	1,938	2,575,009
8.175%, 5/15/58		7,301	9,911,107
AON Corp. 8.205%, 1/01/27		2,495	3,203,355
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		1,801	1,584,880
Aviva PLC 4.729%, 11/28/14(m)	EUR	6,000	7,524,915
Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	1,415	1,565,143
Genworth Holdings, Inc. 7.625%, 9/24/21		4,725	5,759,359
Hannover Finance Luxembourg SA 5.00%, 6/01/15(m)	EUR	1,000	1,272,286
Lincoln National Corp. 6.05%, 4/20/67	U.S.$	5,966	6,070,405
7.00%, 5/17/66		5,134	5,262,350
8.75%, 7/01/19		604	767,114
MetLife Capital Trust IV 7.875%, 12/15/37(a)		1,765	2,254,788

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetLife, Inc. 6.40%, 12/15/36	U.S.$	3,700	$4,157,875
10.75%, 8/01/39		3,495	5,670,637
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)		3,554	4,125,216
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(a)		5,000	4,993,750
9.375%, 8/15/39(a)		4,546	7,006,141
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		3,000	4,704,489
Prudential Financial, Inc. 5.625%, 6/15/43		13,000	13,487,500
Swiss Re Capital I LP 6.854%, 5/25/16(a)(m)		6,435	6,756,750
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,836	3,976,574
WR Berkley Corp. 5.60%, 5/15/15		3,500	3,589,138
XL Group PLC Series E 6.50%, 4/15/17(m)		11,629	11,158,025
ZFS Finance USA Trust II 6.45%, 12/15/65(a)		1,695	1,805,175
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		3,010	3,235,750

			123,492,789

Other Finance – 0.1%
SUAM Finance BV 4.875%, 4/17/24(a)		4,867	4,964,340

REITS – 0.2%
EPR Properties
5.75%, 8/15/22		3,445	3,788,870
7.75%, 7/15/20		3,036	3,667,333
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	5,150,614

			12,606,817

			291,677,819

Industrial – 2.8%
Basic – 1.4%
Braskem America Finance Co. 7.125%, 7/22/41(a)(b)		3,672	3,745,440
Braskem Finance Ltd.
5.75%, 4/15/21(a)		200	209,000
6.45%, 2/03/24		4,416	4,684,272
7.00%, 5/07/20(a)		208	230,360
CF Industries, Inc.
6.875%, 5/01/18		1,100	1,271,047
7.125%, 5/01/20		1,100	1,322,592

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
6.50%, 11/15/20	U.S.$	3,362	$3,671,304
6.75%, 2/01/22		1,566	1,734,345
GTL Trade Finance, Inc. 5.893%, 4/29/24(a)		2,014	2,089,525
Minsur SA 6.25%, 2/07/24(a)		10,297	11,344,561
Momentive Performance Materials, Inc. 3.88%, 10/24/21		13,331	11,531,315
PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20		4,780	5,222,150
Plains Exploration & Production Co.
6.125%, 6/15/19		1,298	1,419,688
6.625%, 5/01/21		649	709,811
7.625%, 4/01/20		1,000	1,062,500
Samarco Mineracao SA
4.125%, 11/01/22(a)(b)		740	703,925
5.75%, 10/24/23(a)(b)		11,205	11,668,706
Southern Copper Corp. 7.50%, 7/27/35		1,500	1,775,220
Teck Resources Ltd. 6.125%, 10/01/35		5,000	5,109,310
Vale Overseas Ltd. 6.875%, 11/21/36		8,495	9,605,551
Westvaco Corp. 8.20%, 1/15/30		2,940	3,798,060
Weyerhaeuser Co.
7.375%, 3/15/32		3,308	4,317,135
8.50%, 1/15/25		1,000	1,342,634

			88,568,451

Capital Goods – 0.3%
Building Materials Corp. of America 7.00%, 2/15/20(a)		985	1,036,220
Odebrecht Finance Ltd.
5.25%, 6/27/29(a)		6,710	6,408,050
7.125%, 6/26/42(a)		6,600	6,880,500
8.25%, 4/25/18(a)	BRL	5,903	2,126,166
Owens Corning
6.50%, 12/01/16(h)	U.S.$	355	390,147
7.00%, 12/01/36(h)		4,450	5,322,360

			22,163,443

Communications - Media – 0.2%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,583,975
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(m)		6,975	7,265,809

			10,849,784

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications -Telecommunications – 0.1%
Qwest Corp.
6.75%, 12/01/21	U.S.$	1,000	$1,150,308
6.875%, 9/15/33		5,000	5,039,000
7.625%, 6/15/15		1,590	1,650,205

			7,839,513

Consumer Cyclical - Automotive – 0.0%
Delphi Corp. 6.125%, 5/15/21		957	1,040,737

Consumer Cyclical - Other – 0.1%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		3,525	3,789,375
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15		2,035	2,169,430

			5,958,805

Consumer Cyclical - Retailers – 0.0%
AutoNation, Inc. 6.75%, 4/15/18		349	396,558

Consumer Non-Cyclical – 0.1%
BRF SA 4.75%, 5/22/24(a)		2,956	2,959,695
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	410,740
Forest Laboratories, Inc. 5.00%, 12/15/21(a)		3,997	4,282,997
Mylan, Inc./PA 7.875%, 7/15/20(a)		335	360,963

			8,014,395

Energy – 0.3%
Anadarko Petroleum Corp. 8.70%, 3/15/19		2,000	2,508,416
Energy Transfer Partners LP 7.60%, 2/01/24		3,200	3,987,139
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		2,359	2,577,207
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	537,543
Pride International, Inc. 6.875%, 8/15/20		1,327	1,551,141
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,525,000
Transocean, Inc.
6.80%, 3/15/38		1,916	1,794,813
7.50%, 4/15/31		1,800	1,903,207

			17,384,466

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.2%
Fresnillo PLC 5.50%, 11/13/23(a)	U.S.$	10,414	$10,952,404
Wendel SA 4.375%, 8/09/17	EUR	1,750	2,396,590

			13,348,994

Technology – 0.1%
Seagate HDD Cayman 4.75%, 6/01/23	U.S.$	5,000	5,160,150

Transportation - Airlines – 0.0%
Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22		926	1,069,471

			181,794,767

Utility – 0.4%
Electric – 0.2%
Consorcio Transmantaro SA 4.375%, 5/07/23(a)		14,103	13,891,455
Southern California Edison Co. Series E 6.25%, 2/01/22(m)		3,300	3,632,752

			17,524,207

Natural Gas – 0.2%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		7,654	8,301,298
SourceGas LLC 5.90%, 4/01/17(a)		3,000	3,240,813

			11,542,111

			29,066,318

Non Corporate Sectors – 0.3%
ABS - Other – 0.2%
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(a)		13,504	14,044,160

Agencies - Not Government Guaranteed – 0.1%
Electricite de France SA 5.25%, 1/29/23(a)(m)		2,462	2,554,325
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)		1,277	1,522,822
OCP SA 5.625%, 4/25/24(a)		2,708	2,840,557

			6,917,704

			20,961,864

Total Corporates – Investment Grade (cost $478,730,859)			523,500,768

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.9%
Non-Agency Fixed Rate – 2.8%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 6/25/36	U.S.$	1,177	$1,045,596
Alternative Loan Trust 2005-46CB Series 2005-46CB, Class A2 5.50%, 10/25/35		369	350,988
Bear Stearns ARM Trust Series 2007-3, Class 1A1 2.933%, 5/25/47		2,179	1,850,017
Series 2007-4, Class 22A1 4.999%, 6/25/47		8,338	7,437,310
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,082	824,205
CHL Mortgage Pass-Through Trust Series 2006-17, Class A2 6.00%, 12/25/36		6,032	5,528,967
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		11,723	10,787,147
Series 2006-AR3, Class 1A2A 5.291%, 6/25/36		5,066	4,642,604
Series 2007-AR4, Class 1A1A 5.44%, 3/25/37		2,043	1,955,942
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		2,578	2,230,736
Countrywide Alternative Loan Trust Series 2005-46CB, Class A20
5.50%, 10/25/35		295	280,438
Series 2005-46CB, Class A4 5.25%, 10/25/35		405	381,029
Series 2005-46CB, Class A7 5.50%, 10/25/35		714	678,800
Series 2006-19CB, Class A15 6.00%, 8/25/36		935	815,111
Series 2006-19CB, Class A24 6.00%, 8/25/36		601	535,922
Series 2006-24CB, Class A15 5.75%, 6/25/36		6,158	5,468,789
Series 2006-2CB, Class A11 6.00%, 3/25/36		2,337	1,927,350
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		5,328	4,600,011
Series 2006-42, Class 1A6 6.00%, 1/25/47		2,141	1,880,334
Series 2006-HY12, Class A5 3.622%, 8/25/36		10,769	10,241,521

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-J1, Class 1A10 5.50%, 2/25/36	U.S.$	3,176	$2,862,624
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,952	1,769,688
Series 2007-13, Class A2 6.00%, 6/25/47		7,518	6,450,686
Series 2007-15CB, Class A19 5.75%, 7/25/37		1,193	1,059,112
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		1,523	1,371,766
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 2.563%, 9/25/47		2,271	2,021,678
Series 2007-HYB2, Class 3A1 2.605%, 2/25/47		2,464	2,031,309
Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		4,469	3,921,479
Cwalt 2005-46cb A3 Series 2005-46CB, Class A3 5.50%, 10/25/35		843	801,091
First Horizon Alternative Mortgage Securities Trust Series 2005-AA3, Class 3A1 2.261%, 5/25/35		1,687	1,577,530
Series 2005-AA7, Class 2A1 2.239%, 9/25/35		1,184	1,034,041
Series 2006-AA3, Class A1 2.273%, 6/25/36		1,873	1,442,533
Series 2006-AA5, Class A1 2.235%, 9/25/36		5,202	4,078,219
Series 2006-AA7, Class A1 2.229%, 1/25/37		5,501	4,417,492
Series 2006-FA1, Class 1A3 5.75%, 4/25/36		3,096	2,601,591
Series 2006-FA3, Class A9 6.00%, 7/25/36		2,697	2,277,889
First Horizon Mortgage Pass-Through Trust Series 2005-AR4, Class 1A1 2.625%, 9/25/35		566	516,937
IndyMac Index Mortgage Loan Trust Series 2005-AR15, Class A1 4.535%, 9/25/35		4,868	4,202,385
Series 2006-AR37, Class 2A1 4.573%, 2/25/37		1,961	1,623,871
Series 2007-AR1, Class 2A1 2.566%, 4/25/37		5,158	3,859,146
Series 2007-AR3, Class 1A1 2.788%, 7/25/37		1,591	1,430,546
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		2,889	2,625,119

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-2, Class 6A 6.50%, 2/25/36	U.S.$	2,868	$2,471,221
Series 2007-12, Class 3A22 6.00%, 8/25/37		798	751,849
New Century Alternative Mortgage Loan Trust Series 2006-ALT2, Class AF6A 5.615%, 10/25/36		10,010	6,907,024
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.536%, 9/25/35		5,342	4,461,112
Series 2005-QA7, Class A21 2.909%, 7/25/35		3,738	3,421,326
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		7,527	6,924,647
Series 2005-QS14, Class 3A3 6.00%, 9/25/35		2,427	2,207,102
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		1,303	1,097,261
Series 2007-A1, Class A8 6.00%, 3/25/37		1,625	1,240,798
Series 2007-A5, Class 2A3 6.00%, 5/25/37		669	593,593
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 5.269%, 9/25/35		3,540	3,359,019
Series 2006-9, Class 4A1 5.396%, 10/25/36		2,388	2,125,211
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3 4.765%, 9/25/36		2,796	1,617,334
Series 2006-7, Class A4 4.765%, 9/25/36		2,680	1,550,463
Series 2006-9, Class A4 5.289%, 10/25/36		2,766	1,732,914
Series 2006-9, Class A6 5.289%, 10/25/36		2,852	1,786,232
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY3, Class 4A1 2.355%, 3/25/37		5,433	5,129,809
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		2,659	2,407,248
Wells Fargo Mortgage Backed Securities Series 2007-10, Class 1A8 6.00%, 7/25/37		3,147	3,084,601

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.581%, 12/28/37	U.S.$	11,256	$10,361,392
Series 2007-AR8, Class A1 3.11%, 11/25/37		4,534	3,996,686

			184,666,391

Non-Agency Floating Rate – 1.9%
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.332%, 4/25/47(a)(h)		11,477	8,638,740
Countrywide Alternative Loan Trust Series 2005-82, Class A1 0.422%, 2/25/36(h)		980	806,985
Series 2007-7T2, Class A3 0.752%, 4/25/37(h)		4,600	2,846,501
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 0.752%, 8/25/37(h)		1,508	1,198,406
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1 0.292%, 7/25/47(h)		9,179	7,767,887
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 1A1A 1.035%,3/19/46(h)		5,329	4,121,286
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.402%, 4/25/37(h)		2,953	1,700,791
Series 2007-FA2, Class 1A5 0.452%, 4/25/37(h)		3,344	1,936,408
HarborView Mortgage Loan Trust Series 2006-10, Class 2A1A 0.337%, 11/19/36(h)		5,698	4,620,459
Series 2006-SB1, Class A1A 0.965%, 12/19/36(h)		5,846	4,755,724
Series 2007-4, Class 2A1 0.377%, 7/19/47(h)		17,206	14,750,347
Series 2007-7, Class 2A1A 1.152%, 10/25/37(h)		2,774	2,427,889
Impac Secured Assets Trust Series 2007-1, Class A2 0.312%, 3/25/37(h)		2,936	2,276,102
Lehman Mortgage Trust Series 2007-1, Class 3A1 0.402%, 2/25/37(h)		3,502	974,730

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-1, Class 3A2 7.098%, 2/25/37(h)(p)	U.S.$	3,504	$1,067,850
Lehman XS Trust Series 2007-15N, Class 4A1 1.052%, 8/25/47(h)		1,128	798,633
Series 2007-16N, Class 2A2 1.002%, 9/25/47(h)		1,460	1,194,580
Series 2007-4N, Class 3A2A 0.906%, 3/25/47(h)		5,306	4,481,923
Morgan Stanley Mortgage Loan Trust Series 2006-9AR, Class A2 0.302%, 8/25/36(h)		12,340	6,672,449
NovaStar Mortgage Funding Trust Series 2006-MTA1, Class 2A1A 0.342%, 9/25/46(h)		2,321	1,967,966
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 0.312%, 2/25/37(h)		1,644	1,345,437
Series 2007-2, Class 1A3 0.482%, 5/25/37(h)		1,994	1,629,394
Residential Accredit Loans, Inc. Series 2006-QA4, Class A 0.332%, 5/25/36(h)		6,662	5,349,518
Series 2006-QO2, Class A1 0.372%, 2/25/46(h)		2,179	1,040,443
Series 2007-QH6, Class A1 0.342%, 7/25/37(h)		1,334	1,118,977
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.615%, 8/25/47(h)		3,529	3,121,923
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 0.875%, 4/25/47(h)		15,280	11,450,528
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR3, Class A1A 1.085%, 5/25/46(h)		1,920	1,446,719
1.115%, 2/25/46(h)		1,461	1,375,447
Series 2006-AR5, Class A1A 1.105%, 6/25/46(h)		1,847	1,602,697
Series 2007-OA1, Class A1A 0.815%, 2/25/47(h)		13,576	11,028,207
Series 2007-OA3, Class 2A1A 0.875%, 4/25/47(h)		1,885	1,700,724
Series 2007-OA5, Class 1A 0.865%, 6/25/47(h)		11,724	9,967,636

			127,183,306

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GSE Risk Share Floating Rate – 1.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.302%, 7/25/23(h)	U.S.$	8,995	$10,953,700
Series 2013-DN2, Class M2 4.402%, 11/25/23(h)		7,100	7,297,778
Series 2014-DN1, Class M3 4.652%, 2/25/24(h)		9,915	9,973,046
Series 2014-DN3, Class M3 4.152%, 8/25/24(h)		10,000	9,640,425
Series 2014-HQ2, Class M3 3.904%, 9/25/24(h)		3,045	2,838,834
Series 2014-HQ3, Class M3 4.903%, 10/25/24(h)		8,520	8,538,805
Federal National Mortgage Association Series 2013-C01, Class M2 5.402%, 10/25/23(h)		7,285	8,067,679
Series 2014-C01, Class M2 4.552%, 1/25/24(h)		9,535	9,990,507
Series 2014-C02, Class 1M2 2.752%, 5/25/24(h)		3,410	3,033,672
Series 2014-C03, Class 1M2 3.152%, 7/25/24(h)		6,973	6,383,428
Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M3 3.752%, 4/25/24(h)		6,307	5,919,345

			82,637,219

Total Collateralized Mortgage Obligations (cost $376,309,725)			394,486,916

EMERGING MARKETS - CORPORATE BONDS – 3.7%
Industrial – 3.1%
Basic – 0.5%
Gold Fields Orogen HoldingS BVI Ltd. 4.875%, 10/07/20(a)		9,969	8,872,410
Mongolian Mining Corp. 8.875%, 3/29/17(a)		6,532	4,049,840
Rearden G Holdings EINS GmbH 7.875%, 3/30/20(a)(b)		8,770	9,033,100
Sappi Papier Holding GmbH 6.625%, 4/15/21(a)		3,030	3,151,200
7.75%, 7/15/17(a)		6,184	6,647,800
Tupy Overseas SA 6.625%, 7/17/24(a)		2,638	2,670,975

			34,425,325

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.7%
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(a)	U.S.$	10,290	$11,475,408
Cemex Finance LLC 9.375%, 10/12/22(a)		4,406	5,066,900
Cemex SAB de CV 5.70%, 1/11/25(a)		7,161	7,015,632
Ferreycorp SAA 4.875%, 4/26/20(a)(b)		4,418	4,394,129
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		830	906,360
Grupo Kuo SAB de CV 6.25%, 12/04/22(a)		696	712,530
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)		6,414	6,943,154
Zoomlion Hk Spv Co., Ltd. 6.875%, 4/05/17(a)		6,500	6,574,750

			43,088,863

Communications - Media – 0.1%
Myriad International Holdings BV 6.00%, 7/18/20(a)		6,983	7,601,329

Communications - Telecommunications – 0.3%
Comcel Trust 6.875%, 2/06/24(a)		6,131	6,560,170
Digicel Group Ltd. 8.25%, 9/30/20(a)		9,000	9,382,500
Digicel Ltd. 6.00%, 4/15/21(a)		3,750	3,787,500

			19,730,170

Consumer Cyclical - Other – 0.2%
Theta Capital Pte Ltd. 6.125%, 11/14/20(a)		2,534	2,604,139
7.00%, 5/16/19-4/11/22(a)		8,409	8,840,409

			11,444,548

Consumer Cyclical - Retailers – 0.2%
Edcon Pty Ltd. 9.50%, 3/01/18(a)(b)	EUR	2,675	2,757,332
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)	U.S.$	12,250	13,076,875

			15,834,207

Consumer Non-Cyclical – 0.7%
Cosan Luxembourg SA 9.50%, 3/14/18(a)	BRL	13,070	4,740,634
Marfrig Holding Europe BV 8.375%, 5/09/18(a)	U.S.$	11,548	12,154,270
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		3,859	4,076,069
Minerva Luxembourg SA 7.75%, 1/31/23(a)(b)		11,507	12,024,815

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tonon Bioenergia SA 9.25%, 1/24/20(a)	U.S.$	6,355	$5,084,000
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		1,670	1,494,650
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(a)		13,674	3,350,130
10.875%, 1/13/20(j)		2,500	1,524,250
11.75%, 2/09/22(a)		13,613	3,376,024

			47,824,842

Energy – 0.1%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)		8,316	7,983,360

Transportation - Airlines – 0.3%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		5,082	5,336,100
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		12,957	13,863,990

			19,200,090

			207,132,734

Financial Institutions – 0.3%
Banking – 0.2%
Turkiye Vakiflar Bankasi Tao 6.00%, 11/01/22(a)(b)		12,500	12,219,250

Finance – 0.1%
CIMPOR Financial Operations Bv 5.75%, 7/17/24(a)		7,640	7,345,860

			19,565,110

Utility – 0.2%
Electric – 0.2%
AES El Salvador Trust II 6.75%, 3/28/23(a)		3,050	2,912,750
ContourGlobal Power Holdings SA 7.125%, 6/01/19(a)(b)		6,556	6,572,390

			9,485,140

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(a)		7,598	7,673,980

Total Emerging Markets – Corporate Bonds (cost $255,301,752)			243,856,964

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 3.7%
Industrial – 3.3%
Basic – 0.2%
Arysta LifeScience SPC, LLC 4.50%, 5/29/20(h)	U.S.$	7,999	$7,961,226
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 3.75%, 6/30/19(h)		7,645	7,451,061

			15,412,287

Capital Goods – 0.2%
Berry Plastics Corporation 3.75%, 1/06/21(h)		5,552	5,450,155
ClubCorp Club Operations, Inc. 4.50%, 7/24/20(h)		2,348	2,323,167
Serta Simmons Holdings LLC 4.25%, 10/01/19(h)		5,356	5,300,834

			13,074,156

Communications - Media – 0.1%
Advantage Sales & Marketing Inc. 7.50%, 7/21/21(h)		5,978	5,931,450
Clear Channel Communications, Inc. 3.80%, 1/29/16(h)		60	59,384
TWCC Holding Corp. 7.00%, 6/26/20(h)		3,525	3,453,020

			9,443,854

Consumer Cyclical - Automotive – 0.7%
Affinia Group, Inc. 4.75%, 4/27/20(h)		7,328	7,309,500
Exide Technologies 9.00%, 3/31/15(f)		29,004	26,248,247
Navistar, Inc. 5.75%, 8/17/17(h)		3,605	3,611,777
TI Group Automotive Systems LLC 4.25%, 7/02/21(h)		7,829	7,750,347

			44,919,871

Consumer Cyclical - Entertainment – 0.2%
Kasima, LLC (Digital Cinema Implementation Partners, LLC) 3.25%, 5/17/21(h)		3,640	3,589,660
Station Casinos LLC 4.25%, 3/02/20(h)		7,154	7,069,575

			10,659,235

Consumer Cyclical - Other – 0.4%
CityCenter Holdings, LLC 4.25%, 10/16/20(h)		9,547	9,480,448
La Quinta Intermediate Holdings LLC 4.00%, 4/14/21(h)		3,150	3,124,832
New HB Acquisition, LLC 6.75%, 4/09/20(h)		10,746	10,927,393

			23,532,673

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
Burlington Coat Factory Warehouse Corporation 4.25%, 8/13/21(h)	U.S.$	621	$616,653
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(h)		2,352	2,349,873
J.C. Penney Corporation, Inc. 6.00%, 5/22/18(h)		6,814	6,722,923
Michaels Stores, Inc. 4.00%, 1/28/20(h)		3,127	3,086,947
Rite Aid Corporation 5.75%, 8/21/20(h)		3,000	3,015,000

			15,791,396

Consumer Non-Cyclical – 0.5%
Air Medical Group Holdings, Inc. 5.00%, 6/30/18(h)		5,413	5,417,906
Air Medical Holding, LLC 7.63%, 5/31/18		17,000	16,787,500
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(h)		1,694	1,689,402
ConvaTec, Inc. 4.00%, 12/22/16(h)		1,124	1,120,081
Grifols Worldwide Operations Ltd. 3.15%, 2/27/21(h)		3,234	3,190,288
H.J. Heinz Company 3.50%, 6/05/20(h)		3,753	3,728,184
Par Pharmaceutical Companies, Inc. (Par Pharmaceuticals, Inc.) 4.00%, 9/30/19(h)		1,863	1,833,027

			33,766,388

Energy – 0.1%
Seadrill Operating LP (Seadrill Partners Finco LLC) 4.00%, 2/21/21(h)		5,230	4,935,528

Other Industrial – 0.4%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (fka Silver II US Holdings LLC) 4.00%, 12/13/19(h)		4,714	4,627,219
Gardner Denver, Inc. 4.25%, 7/30/20(h)		5,495	5,413,621
Laureate Education, Inc. 5.00%, 6/15/18(h)		2,715	2,620,088
Unifrax Holding Co. 5.25%, 11/28/18(h)	EUR	2,758	3,395,921
Veyance Technologies, Inc. 5.25%, 9/08/17(h)	U.S.$	11,778	11,733,459

			27,790,308

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.3%
Avaya, Inc. 4.65%, 10/26/17(h)	U.S.$	378	$365,952
BMC Software Finance Inc. 5.00%, 9/10/20(h)		3,990	3,943,467
Infor (US), Inc. (fka Lawson Software Inc.) 3.75%, 6/03/20(h)		2,593	2,556,293
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(h)		5,846	5,787,375
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(h)		4,671	4,600,914

			17,254,001

			216,579,697

Financial Institutions – 0.2%
Insurance – 0.1%
Hub International Limited 4.25%, 10/02/20(h)		4,455	4,393,855

Other Finance – 0.1%
Flexpath Capital, Inc. 12.00%, 9/30/19(k)(n)		3,000	3,000,000
Travelport Finance (Luxembourg) S.A.r.l. 6.00%, 9/02/21(h)		7,680	7,670,088

			10,670,088

			15,063,943

Utility – 0.2%
Electric – 0.2%
Energy Future Intermediate Holding Co., LLC (EFIH Finance, Inc.) 4.25%, 6/19/16(h)		9,316	9,292,858

Non Corporate Sectors – 0.0%
Foreign Local Government - Municipal – 0.0%
Education Management LLC 5.00%, 6/01/16(c)(d)(h)		5,548	2,447,891

Total Bank Loans (cost $248,836,655)			243,384,389

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.0%
Non-Agency Fixed Rate CMBS – 3.0%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.563%, 6/10/49		14,989	15,547,266
Series 2007-5, Class AM 5.772%, 2/10/51		6,877	7,376,115
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.592%, 6/24/50(a)(k)		3,500	3,563,403

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW13, Class AJ 5.611%, 9/11/41	U.S.$	2,409	$2,490,479
Series 2007-T26, Class AJ 5.566%, 1/12/45		1,550	1,580,250
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.899%, 4/10/46		11,943	1,072,442
Commercial Mortgage Pass Through Certificates Series 2014-LC17, Class D 3.687%, 10/10/47(a)		7,603	6,456,321
Commercial Mortgage Pass-Through Certificates Series 2007-GG9, Class AM 5.475%, 3/10/39		3,469	3,659,318
Commercial Mortgage Trust Series 2012-CR1, Class XA 2.128%, 5/15/45(p)		25,500	2,733,625
Series 2012-CR3, Class XA 2.177%, 10/15/45		60,959	7,006,238
Series 2012-CR5, Class XA 1.903%, 12/10/45		12,784	1,253,546
Series 2012-LC4, Class XA 2.472%, 12/10/44(a)		37,098	4,505,086
Series 2013-LC6, Class XA 1.777%, 1/10/46		66,039	5,751,212
Series 2014-CR15, Class XA 1.354%, 2/10/47		13,216	957,729
Series 2014-LC15, Class D 4.944%, 4/10/47(a)		8,500	7,995,210
Series 2014-UBS5, Class D 3.495%, 9/10/47(a)		3,542	2,894,304
Credit Suisse Commercial Mortgage Trust Series 2006-C4, Class A3 5.467%, 9/15/39		4,592	4,873,677
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-C5, Class J 5.226%, 12/15/36(a)		3,000	3,054,801
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.443%, 7/10/44(a)		2,500	2,636,718
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class XA 2.366%, 11/10/45		9,184	1,114,037
Series 2013-GC10, Class XA 1.738%, 2/10/46		5,263	522,130
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.521%, 4/10/38		11,756	12,086,544

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2011-GC5, Class C 5.307%, 8/10/44(a)	U.S.$	7,937	$8,793,200
Series 2012-GCJ7, Class XA 2.566%, 5/10/45		36,115	4,181,047
Series 2013-GC13, Class D 4.071%, 7/10/46(a)		1,500	1,375,086
Series 2014-GC18, Class D 4.949%, 1/10/47(a)		4,503	4,307,865
Series 2014-GC20, Class D 4.867%, 4/10/47(a)		995	938,064
Series 2014-GC24 4.528%, 9/10/47		7,500	6,762,832
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class XA 1.931%, 12/15/47		6,242	596,933
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class AM 5.703%, 2/12/49		10,321	10,936,885
Series 2012-CBX, Class D 5.241%, 6/15/45(a)		5,000	5,334,574
Series 2012-CBX, Class E 5.241%, 6/15/45(a)		6,521	6,657,618
JPMBB Commercial Mortgage Securities Trust 2014-C23 Series 2014-C23, Class D 3.961%, 9/15/47(a)		4,859	4,273,270
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,977	2,009,067
Series 2007-C2, Class AM 5.493%, 2/15/40		3,927	4,164,383
Series 2008-C1, Class AJ 6.15%, 4/15/41		378	338,945
LSTAR Commercial Mortgage Trust Series 2011-1, Class C 5.313%, 6/25/43(a)		1,685	1,696,051
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,700	2,769,233
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5, Class XA 1.862%, 8/15/45(a)		22,276	1,888,901
Series 2012-C6, Class XA 2.144%, 11/15/45(a)		50,747	4,954,343
Series 2013-C7, Class XA 1.719%, 2/15/46		15,749	1,435,416
Morgan Stanley Capital I Trust Series 2007-IQ16, Class AJA 6.13%, 12/12/49		3,047	2,960,212

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class D 4.89%, 5/10/63(a)	U.S.$	2,300	$2,327,161
Series 2012-C4, Class XA 1.857%, 12/10/45(a)		3,911	408,521
Wachovia Bank Commercial Mortgage Trust Series 2005-C22, Class AJ 5.365%, 12/15/44		3,000	3,055,347
Wells Fargo Commercial Mortgage Trust Series 2010-C1, Class XA 1.413%, 11/15/43(a)		9,742	604,170
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.245%, 6/15/44(a)		2,576	2,792,322
Series 2012-C6, Class D 5.562%, 4/15/45(a)		1,300	1,375,880
Series 2012-C7, Class XA 1.576%, 6/15/45(a)		8,127	727,340
Series 2012-C8, Class E 4.877%, 8/15/45(a)		3,400	3,425,857
Series 2014-C20, Class D 3.986%, 5/15/47(a)		3,640	3,172,402
WFRBS Commercial Mortgage Trust Series 2014-C23, Class D 3.993%, 10/15/57(a)		9,302	8,147,975

			201,541,351

Non-Agency Floating Rate CMBS – 0.0%
Commercial Mortgage Trust Series 2007-FL14, Class C 0.453%, 6/15/22(a)(h)		552	548,913

Total Commercial Mortgage-Backed Securities (cost $190,012,611)			202,090,264

EMERGING MARKETS - SOVEREIGNS – 2.7%
Argentina – 0.3%
Argentina Boden Bonds 7.00%, 10/03/15		13,702	12,849,042
Argentina Bonar Bonds 8.75%, 5/07/24(b)		8,275	7,428,766

			20,277,808

Dominican Republic – 0.4%
Dominican Republic International Bond 7.45%, 4/30/44(a)		5,621	6,281,468
8.625%, 4/20/27(a)		14,203	17,505,197

			23,786,665

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

El Salvador – 0.2%
El Salvador Government International Bond 7.375%, 12/01/19(a)	U.S.$	1,495	$1,663,187
7.625%, 9/21/34(a)		872	952,660
7.65%, 6/15/35(a)		11,545	12,584,050
7.75%, 1/24/23(a)		700	794,500

			15,994,397

Gabon – 0.1%
Gabonese Republic 6.375%, 12/12/24(a)		3,785	4,012,566

Ghana – 0.1%
Republic of Ghana 7.875%, 8/07/23(a)(b)		1,818	1,829,669
8.50%, 10/04/17(a)(b)		2,928	3,096,946

			4,926,615

Ivory Coast – 0.5%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)		37,847	36,529,924

Jamaica – 0.0%
Jamaica Government International Bond 7.625%, 7/09/25		2,302	2,460,262

Kenya – 0.0%
Kenya Government International Bond 5.875%, 6/24/19(a)		3,124	3,237,245

Lebanon – 0.1%
Lebanon Government International Bond 6.00%, 1/27/23(a)		3,813	3,856,659
6.10%, 10/04/22(a)		2,900	2,958,000

			6,814,659

Nigeria – 0.1%
Nigeria Government Bond Series 7 16.00%, 6/29/19	NGN	812,485	5,481,147

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(a)	U.S.$	7,468	7,710,710

Serbia – 0.0%
Republic of Serbia 6.75%, 11/01/24(a)		678	687,731

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19 (a)		3,825	4,054,500

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Venezuela – 0.5%
Venezuela Government International Bond 7.65%, 4/21/25	U.S.$	6,636	$3,981,600
9.00%, 5/07/23(a)		4,555	2,926,652
9.25%, 9/15/27		35,750	23,773,750
9.25%, 5/07/28(a)		1,500	952,500
11.75%, 10/21/26(a)		2,372	1,738,749
11.95%, 8/05/31(a)		1,704	1,239,515

			34,612,766

Zambia – 0.2%
Zambia Government International Bond 8.50%, 4/14/24(a)		9,236	10,552,130

Total Emerging Markets – Sovereigns (cost $162,372,404)			181,139,125

		Shares
PREFERRED STOCKS – 1.9%
Financial Institutions – 1.7%
Banking – 0.9%
CoBank ACB Series F 6.25%(a)		35,289	3,671,161
GMAC Capital Trust I 8.125%		310,800	8,307,684
Goldman Sachs Group, Inc. (The) Series J 5.50%		299,200	7,159,856
Morgan Stanley 6.875%		277,200	7,351,344
Royal Bank of Scotland Group PLC Series M 6.40%		360,000	8,848,800
Santander Finance Preferred SAU 6.80%		67,000	1,711,180
State Street Corp. Series D 5.90%		82,375	2,149,988
US Bancorp/MN Series F 6.50%		270,000	7,913,700
Wells Fargo & Co. 5.85%		30,500	791,780
Wells Fargo & Co. 6.625%		297,650	8,355,035
Zions Bancorporation Series G 6.30%		75,000	1,957,500

			58,218,028

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Portfolio of Investments

Company	Shares	U.S. $ Value

Finance – 0.2%
Brandywine Realty Trust Series E 6.90%	97,325	$2,508,065
Cedar Realty Trust, Inc. Series B 7.25%	104,195	2,722,615
RBS Capital Funding Trust V Series E 5.90%	427,925	10,227,408

		15,458,088

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%	170,000	5,147,600
XLIT Ltd. Series D 3.351%(h)	3,750	3,126,563

		8,274,163

REITS – 0.5%
DDR Corp. Series K 6.25%	18,000	449,460
Health Care REIT, Inc. Series J 6.50%	150,025	3,884,147
Hersha Hospitality Trust Series C 6.875%	127,275	3,279,877
Kilroy Realty Corp. Series G 6.875%	63,325	1,640,751
Kilroy Realty Corp. Series H 6.375%	9,000	227,160
Kimco Realty Corp. Series I 6.00%	125,975	3,208,583
Kimco Realty Corp. Series K 5.625%	56,350	1,343,948
National Retail Properties, Inc. Series D 6.625%	95,000	2,467,150
National Retail Properties, Inc. Series E 5.70%	209,250	5,084,775
Public Storage Series W 5.20%	86,650	1,991,217

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

Public Storage Series X 5.20%		7,000	$161,210
Sabra Health Care REIT, Inc. Series A 7.125%		194,150	5,018,777
Sovereign Real Estate Investment Trust 12.00%(a)		501	668,669
Vornado Realty Trust Series K 5.70%		48,575	1,194,459

			30,620,183

			112,570,462

Industrial – 0.2%
Basic – 0.1%
ArcelorMittal 6.00%		141,675	2,904,337

Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(a)		6,280	7,881,400

			10,785,737

Utility – 0.0%
Electric – 0.0%
SCE Trust III 5.75%		60,000	1,622,400

Total Preferred Stocks (cost $111,730,098)			124,978,599

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Brazil – 0.2%
Banco do Brasil SA/Cayman 9.00%, 6/18/24(a)(m)	U.S.$	10,500	10,321,500

Canada – 0.0%
NOVA Chemicals Corp. 5.00%, 5/01/25(a)		2,349	2,425,343

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		6,355	6,514,701

Norway – 0.1%
Eksportfinans ASA
2.00%, 9/15/15		356	356,352
2.375%, 5/25/16		4,218	4,215,891

			4,572,243

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Spain – 0.0%
Instituto de Credito Oficial 4.53%, 3/17/16	CAD	2,700	$2,455,094

United Arab Emirates – 0.3%
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/01/17	GBP	10,900	17,816,851

Total Governments – Sovereign Agencies (cost $42,095,406)			44,105,732

GOVERNMENTS – SOVEREIGN BONDS – 0.7%
Bahrain – 0.2%
Bahrain Government International Bond 6.125%, 8/01/23(a)	U.S.$	8,585	9,679,588

Croatia – 0.1%
Croatia Government International Bond 6.625%, 7/14/20(a)		5,350	5,935,183

Indonesia – 0.0%
Indonesia Government International Bond 8.50%, 10/12/35(a)		1,645	2,294,775

Romania – 0.1%
Romanian Government International Bond 4.875%, 1/22/24(a)		6,000	6,435,000

Turkey – 0.1%
Turkey Government International Bond
5.625%, 3/30/21		6,615	7,243,293
7.375%, 2/05/25		1,649	2,038,081

			9,281,374

United Arab Emirates – 0.2%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20 (a)		7,645	9,556,250

Total Governments – Sovereign Bonds (cost $38,090,228)			43,182,170

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.6%
United States – 0.6%
Buckeye Tobacco Settlement Financing Authority
Series 2007A-2
5.875%, 6/01/47		12,175	9,618,128

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

California GO
Series 2010 7.625%, 3/01/40	U.S.$	1,250	$1,866,263
Golden State Tobacco Securitization Corp.
Series 2007A-1
5.125%, 6/01/47		7,145	5,319,238
Iowa Tobacco Settlement Authority
Series 2005C
5.625%, 6/01/46		5,220	4,432,876
Michigan Tobacco Settlement Finance Authority
Series 2007A
6.00%, 6/01/48		6,825	5,498,220
State of California
Series 2010
7.60%, 11/01/40		1,200	1,822,176
7.95%, 3/01/36		2,235	2,763,510
State of Illinois
7.35%, 7/01/35		4,120	4,791,725
Tobacco Settlement Financing Corp./NJ
Series 20071A
5.00%, 6/01/41		3,855	2,871,204
Tobacco Settlement Financing Corp./VA
Series 2007B1
5.00%, 6/01/47		4,520	3,077,894

Total Local Governments – Municipal Bonds (cost $42,566,086)			42,061,234

EMERGING MARKETS - TREASURIES – 0.5%
Costa Rica – 0.1%
Costa Rica Government International Bond
10.58%, 6/22/16(j)	CRC	2,377,150	4,612,134
11.13%, 3/28/18(j)		2,620,500	5,150,605

			9,762,739

Dominican Republic – 0.3%
Dominican Republic International Bond
15.95%, 6/04/21(j)	DOP	52,700	1,489,017
16.00%, 7/10/20(j)	DOP	563,400	15,757,888

			17,246,905

Indonesia – 0.1%
Indonesia – Recap Linked Note (JPMC) 9.50%, 5/17/41	IDR	68,280,000	6,087,853

Total Emerging Markets – Treasuries (cost $36,268,351)			33,097,497

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Hungary – 0.1%
Magyar Export-Import Bank ZRT 5.50%, 2/12/18(a)	U.S.$	3,291	3,476,481

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(a)	U.S.$	5,600	$6,748,000
Pertamina Persero PT 6.00%, 5/03/42(a)		720	719,100
Perusahaan Listrik Negara PT 5.25%, 10/24/42(a)		11,216	10,150,480

			17,617,580

Kazakhstan – 0.0%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		1,546	1,741,569

Venezuela – 0.1%
Petroleos de Venezuela SA 6.00%, 5/16/24-11/15/26(a)		15,000	7,589,000

Total Quasi-Sovereigns (cost $30,619,232)			30,424,630

ASSET-BACKED SECURITIES – 0.3%
Home Equity Loans - Fixed Rate – 0.2%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		2,108	2,087,015
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,394	1,074,383
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,300	1,973,570
Series 2006-10, Class AF3
5.985%, 6/25/36		1,996	1,173,049
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		2,085	1,887,211
Series 2007-6, Class 3A5
5.127%, 5/25/37		843	951,248
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		1,871	1,031,220
Series 2007-8XS, Class A2 6.00%, 4/25/37		1,740	1,072,006

			11,249,702

Home Equity Loans-Floating Rate – 0.1%
GSAA Home Equity Trust Series 2006-6, Class AF4 6.121%, 3/25/36(h)		4,998	3,031,944

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Series 2006-6, Class AF5 6.241%, 3/25/36(h)	U.S.$	4,044	$2,453,000

			5,484,944

Total Asset-Backed Securities (cost $16,239,593)			16,734,646

WHOLE LOAN TRUSTS – 0.2%
Performing Asset – 0.2%
Aeroservicios Especializados 10.75%, 3/19/18(k)(l)(n)		7,175	7,174,644
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(k)(n)		2,686	2,685,533
Deutsche Bank Mexico SA 6.905%, 10/31/34(k)(n)(q)	MXN	50,227	2,767,519
Ede Del Este SA (DPP) 12.00%, 3/31/16(k)(n)	U.S.$	1,078	1,107,014
Ede Del Este SA (ITABO) 12.00%, 3/31/16(k)(n)		2,248	2,309,456

Total Whole Loan Trusts (cost $16,120,948)			16,044,166

LOCAL GOVERNMENTS-REGIONAL BONDS – 0.1%
Argentina – 0.0%
Provincia de Cordoba 12.375%, 8/17/17(a)	U.S.$	4,226	3,887,920

Colombia – 0.1%
Bogota Distrito Capital 9.75%, 7/26/28(a)	COP	6,665,000	3,911,537

Total Local Governments – Regional Bonds (cost $7,010,254)			7,799,457

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
OCL Opportunities Fund I(g)(k)(n)		50,410	6,317,129
OCL Opportunities Fund II(g)(k)(n)		8,394	1,051,894

Total Investment Companies (cost $7,602,475)			7,369,023

COMMON STOCKS – 0.1%
Gallery Media(f)(g)(n)		202	292,900
Keystone Automotive Operations(g)(k)(n)		41,929	104,823
Neenah Enterprises, Inc.(g)(k)(n)		49,578	421,413
New Cotai LLC/New Cotai Capital Corp.(g)(k)		13	361,893

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

Portfolio of Investments

Company		Shares	U.S. $ Value

Travelport LLC(f)(g)		292,343	$4,224,356

Total Common Stocks (cost $6,731,021)			5,405,385

		Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Nov 2014, Exercise Price: $ 180.00(g)(r)		2,751	28,885
SPDR S&P 500 ETF Trust Expiration: Nov 2014, Exercise Price: $ 185.00(g)(r)		11,114	200,052

			228,937

Options on Equities – 0.0%
Best of SPY TLT Expiration: Dec 2014, Exercise Price: $ 100.00(g)(r)		183,360,000	68,210

Total Options Purchased – Puts (premiums paid $5,332,595)			297,147

		Shares
WARRANTS – 0.0%
Alion Science and Technology Corp., expiring 11/01/14(g)(j)(n)		1,050	0
Fairpoint Communications, Inc., expiring 1/24/18(g)(k)		6,740	135
iPayment Holdings, Inc., expiring 11/15/18(g)(k)(n)		2,952	0
Talon Equity Co. NV, expiring 11/24/15(g)(k)(n)		877	0

Total Warrants (cost $6)			135

SHORT-TERM INVESTMENTS – 6.6%
Investment Companies – 6.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(s)(t) (cost $418,692,546)		418,692,546	418,692,546

		Principal Amount (000)
Governments - Treasuries – 0.0%
Uruguay Treasury Bill Zero Coupon, 2/18/15 (cost $882,924)	UYU	22,200	884,426

Time Deposits – 0.3%
ANZ, London 1.55%, 11/03/14	AUD	3,531	3,107,043

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

BBH, Grand Cayman 0.001%, 11/03/14	CHF	197		$204,620
0.337%, 11/03/14	CAD	0	**	0	^
0.337%, 11/03/14	NOK	0	**	0	^
BTMU, Grand Cayman 0.03%, 11/03/14	U.S.$	7,409		7,409,058
Wells Fargo, Grand Cayman (0.11)%, 11/03/14	EUR	1,954		2,449,018
0.091%, 11/03/14	GBP	2,376		3,801,471

Total Time Deposits (cost $16,994,831)				16,971,210

Total Short-Term Investments (cost $436,570,301)				436,548,182

Total Investments – 112.0% (cost $7,305,368,200)				7,421,492,358
Other assets less liabilities – (12.0)%				(792,348,790)

Net Assets – 100.0%				$6,629,143,568

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	32,128	ZAR	358,936	11/19/14	$331,230
BNP Paribas SA	AUD	162,283	USD	142,511	12/12/14	84,080
Brown Brothers Harriman & Co.	EUR	11,156	USD	14,246	11/21/14	264,443
Brown Brothers Harriman & Co.	USD	16,035	EUR	12,630	11/21/14	(206,561)
Brown Brothers Harriman & Co.	NOK	4,005	USD	597	12/04/14	3,581
Brown Brothers Harriman & Co.	JPY	75,238	USD	709	12/05/14	39,376
Citibank, NA	GBP	798	USD	1,270	11/14/14	(6,351)
Citibank, NA	MXN	32,349	USD	2,405	11/20/14	4,817
Credit Suisse International	BRL	201,039	USD	82,251	11/04/14	1,118,638
Credit Suisse International	USD	82,615	BRL	201,039	11/04/14	(1,481,992)
Credit Suisse International	USD	65,873	MXN	888,619	11/20/14	51,170
Deutsche Bank AG	USD	4,515	GBP	2,815	11/14/14	(12,735)
Deutsche Bank AG	JPY	7,380,392	USD	65,715	12/05/14	(6,816)
Goldman Sachs Bank USA	BRL	201,039	USD	81,198	11/04/14	65,538
Goldman Sachs Bank USA	USD	82,251	BRL	201,039	11/04/14	(1,118,638)
Goldman Sachs Bank USA	USD	31,385	CAD	35,098	11/21/14	(256,585)
Goldman Sachs Bank USA	USD	53,171	IDR	652,939,181	11/21/14	767,715
Goldman Sachs Bank USA	BRL	15,390	USD	6,221	12/02/14	63,221
Goldman Sachs Bank USA	USD	80,548	BRL	201,039	12/02/14	(112,858)
Goldman Sachs Bank USA	JPY	10,597,575	USD	97,968	12/05/14	3,597,350
HSBC Bank USA	USD	7,715	BRL	19,307	12/02/14	9,563
JPMorgan Chase Bank, NA	USD	5,452	GBP	3,387	11/14/14	(34,213)
JPMorgan Chase Bank, NA	CAD	122,313	USD	109,167	11/21/14	686,553
JPMorgan Chase Bank, NA	NOK	20,486	USD	3,113	12/04/14	78,567
Northern Trust Co.	GBP	131,464	USD	212,126	11/14/14	1,842,563
Royal Bank of Scotland PLC	GBP	1,480	USD	2,380	11/14/14	11,846

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	45,929	TRY	105,119	11/13/14	$1,265,480
Royal Bank of Scotland PLC	EUR	353,446	USD	448,035	11/21/14	5,064,019
Royal Bank of Scotland PLC	USD	18,801	COP	38,744,936	11/24/14	(16,329)
Royal Bank of Scotland PLC	USD	67,049	PEN	195,013	11/24/14	(494,182)
Royal Bank of Scotland PLC	USD	16,453	INR	1,015,319	12/19/14	(17,312)

						$11,585,178

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAIG Series 21, 5 Year Index, 12/20/18*	(1.00)%	0.49%		$600,000	$(13,015,777)	$(6,591,538)
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)	2.41	EUR	27,195	(3,952,792)	(91,736)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.88		$29,156	2,459,142	647,432
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.15		86,470	6,963,032	2,962,679
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.39		21,733	1,651,081	778,323
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.39		10,867	825,564	84,533
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.39		11,941	907,156	77,389
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.39		11,941	907,187	310,745
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.39		11,941	907,188	216,122
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.39		11,225	852,756	167,096
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.39		8,956	680,390	160,763
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.39		8,956	680,390	133,321
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.42		51,660	1,133,407	428,621

					$998,724	$(716,250)

*	Termination date

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Clearnet)	$131,370	8/29/19	1.78%	3 Month LIBOR	$(807,018)
Morgan Stanley & Co., LLC/(LCH Group)	621,500	11/07/18	1.53	3 Month LIBOR	(5,311,913)
Morgan Stanley & Co., LLC/(LCH Clearnet)	93,470	3/31/19	1.81	3 Month LIBOR	(976,566)

					$(7,095,497)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
Russian Federation, 7.50% 3/31/30, 3/20/19*	(1.00)%	2.33%	$20,850	$1,110,608	$977,762	$132,846
Barclays Bank PLC:
Beazer Homes USA, Inc., 9.125% 6/15/18, 3/20/17*	(5.00)	1.77	17,972	(1,419,205)	(1,241,433)	(177,772)
K. Hovnanian Enterprises, Inc., 8.625% 1/15/17, 3/20/17*	(5.00)	2.97	16,829	(849,290)	(830,861)	(18,429)
Tenet Healthcare Corp., 6.875% 11/15/31, 6/20/17*	(5.00)	1.05	18,869	(2,000,926)	(1,664,261)	(336,665)
Citibank, NA:
Bombardier Inc., 7.45% 5/1/34, 3/20/17*	(5.00)	1.11	9,474	(909,196)	(783,867)	(125,329)
Bombardier, Inc., 7.45% 5/1/34, 3/20/17*	(5.00)	1.11	9,416	(903,629)	(804,426)	(99,203)
Russian Federation, 7.50% 3/31/30, 6/20/19*	(1.00)	2.36	28,957	1,661,828	1,664,092	(2,264)
United States Steel Corp., 6.65% 6/1/37, 3/20/17*	(5.00)	0.85	17,494	(1,784,998)	(1,125,192)	(659,806)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Alcatel-Lucent USA, Inc., 6.50% 1/15/28, 12/20/18*	(5.00)%	2.99%		$720	$(59,673)	$(30,840)	$(28,833)
Western Union Co., 3.65% 8/22/18, 3/20/17*	(1.00)	0.43		9,445	(129,058)	(28,770)	(100,288)
Western Union Co., 3.65%, 8/22/18, 9/20/17*	(1.00)	0.59		10,400	(123,123)	(133,319)	10,196
Deutsche Bank AG:
Ally Financial, Inc., 7.50% 9/15/20, 6/20/17*	(5.00)	1.03		4,500	(486,332)	(120,502)	(365,830)
iHeartCommunications, Inc., 6.875% 6/15/18, 6/20/18*	(5.00)	13.09		977	228,048	98,606	129,442
Goldman Sachs Bank USA:
Community Health Systems, Inc., 8.00% 11/15/19, 3/20/17*	(5.00)	0.90		18,722	(1,888,883)	(1,441,235)	(447,648)
Dell, Inc., 7.10% 4/15/28, 3/20/17*	(1.00)	0.68		17,016	(131,011)	323,095	(454,106)
First Data Corp., 12.625% 1/15/21, 3/20/17*	(5.00)	1.28		17,596	(1,613,586)	(1,053,065)	(560,521)
Newmont Mining Corp., 5.875% 4/1/35, 3/20/17*	(1.00)	0.50		18,890	(226,686)	(84,223)	(142,463)
Nine West Holdings, Inc., 6.875% 3/15/19, 3/20/17*	(5.00)	7.42		17,442	846,584	(1,209,099)	2,055,683
Russian Federation, 7.50% 3/31/30, 6/20/19*	(1.00)	2.36		36,453	2,091,964	2,077,808	14,156
Morgan Stanley Capital Services LLC:
Fiat Finance North America, Inc., 5.625% 6/12/17, 3/20/19*	(5.00)	2.34	EUR	6,423	(924,027)	(582,876)	(341,151)

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Fiat Finance North America, Inc., 5.625% 6/12/17, 3/20/19*	(5.00)%	2.34%	EUR	6,817	$(980,710)	$(550,463)	$(430,247)
iHeartCommunications, Inc., 6.875% 6/15/18, 6/20/18*	(5.00)	13.09		$1,099	256,580	110,943	145,637
UBS AG:
Alcatel-Lucent USA, Inc., 6.50% 1/15/28, 9/20/18*	(5.00)	2.70		560	(48,333)	14,836	(63,169)
Alcatel-Lucent USA, Inc., 6.50% 1/15/28, 9/20/18*	(5.00)	2.70		880	(75,951)	23,301	(99,252)
J.C. Penney Company, Inc., 6.375% 10/15/36, 6/20/16*	(5.00)	3.75		3,300	(45,257)	123,014	(168,271)

Sale Contracts
Bank of America, NA:
United States Steel Corp., 6.65% 6/1/37, 9/20/19*	5.00	2.52		2,700	312,974	120,888	192,086
Barclays Bank PLC:
AK Steel Corp., 7.625% 5/15/20, 6/20/17*	5.00	3.27		5,150	231,276	(341,307)	572,583
Beazer Homes USA, Inc., 9.125% 6/15/18, 3/20/19*	5.00	3.78		12,238	633,491	568,188	65,303
Cablevision Systems Corp., 7.625% 7/15/18, 3/20/16*	5.00	0.38		3,000	209,490	122,778	86,712
CCO Holdings LLC, 7.25% 10/30/17, 6/20/19*	5.00	2.19		6,192	776,882	645,022	131,860
DISH DBS Corp., 6.75% 6/1/21, 6/20/19*	5.00	1.65		4,531	682,934	646,730	36,204
DISH DBS Corp., 6.75% 6/1/21, 6/20/19*	5.00	1.65		2,338	352,394	322,420	29,974
DISH DBS Corp., 6.75% 6/1/21, 6/20/19*	5.00	1.65		4,531	682,933	668,508	14,425
Freescale Semiconductor, Inc., 8.05% 2/1/20, 9/20/19*	5.00	3.01		9,000	825,981	727,887	98,094

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
K. Hovnanian Enterprises, Inc., 8.625% 1/15/17, 12/20/18*	5.00%	4.55%		$12,238	$277,902	$253,687	$24,215
Levi Strauss & Co., 8.875% 4/1/16, 3/20/16*	5.00	0.55		1,500	100,436	21,461	78,975
MGM Resorts International, 7.625% 1/15/17, 6/20/18*	5.00	1.96		4,691	516,707	220,265	296,442
NXP BV, 0.00% 10/15/15, 3/20/18*	5.00	1.20	EUR	1,750	288,312	81,448	206,864
Tenet Healthcare Corporation, 6.875% 11/15/31, 6/20/19*	5.00	2.36		$12,770	1,492,656	1,011,084	481,572
Citibank, NA:
Bombardier, Inc., 7.45% 5/1/34, 3/20/19*	5.00	2.38		6,299	699,214	561,018	138,196
Bombardier, Inc., 7.45% 5/1/34, 3/20/19*	5.00	2.38		6,291	698,326	572,130	126,196
KB Home, 9.10% 9/15/17, 9/20/19*	5.00	3.03		4,100	372,644	370,545	2,099
MGM Resorts International, 7.625% 1/15/17, 6/20/18*	5.00	1.96		6,177	680,388	298,291	382,097
United States Steel Corp., 6.65% 6/1/37, 3/20/19*	5.00	2.21		12,590	1,498,393	367,547	1,130,846
Credit Suisse International:
American Axle & Manufacturing, Inc., 7.875% 3/1/17, 6/20/18*	5.00	1.74		9,120	1,072,112	131,311	940,801
Avis Budget Car Rental LLC, 8.25% 1/15/19, 9/20/18*	5.00	2.08		919	102,147	63,765	38,382
Avis Budget Car Rental LLC, 8.25% 1/15/19, 9/20/18*	5.00	2.08		881	97,923	64,454	33,469
CMBX.NA.BBB 7, 1/17/47*	3.00	3.27		5,000	(95,542)	(120,707)	25,165

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB 7, 1/17/47*	3.00%	3.27%		$5,000	$(95,542)	$(99,144)	$3,602
Levi Strauss & Co., 7.625% 5/15/20, 12/20/17*	5.00	1.44		5,120	587,414	(31,061)	618,475
MGM Resorts International, 7.625% 1/15/17, 6/20/18*	5.00	1.96		2,252	248,055	113,239	134,816
Western Union Co., 3.65% 8/22/18, 3/20/19*	1.00	1.13		6,291	(35,878)	(189,837)	153,959
Western Union Co., 3.65%, 8/22/18, 9/20/19*	1.00	1.35		6,950	(115,852)	(94,586)	(21,266)
Goldman Sachs Bank USA:
American Axle & Manufacturing, Inc., 7.875% 3/1/17, 6/20/18*	5.00	1.74		6,582	773,754	68,627	705,127
CDX-NAIG Series 9, 10 Year Index, 12/20/17*	5.00	2.62		5,700	446,317	(544,350)	990,667
Community Health Systems, Inc., 8.00% 11/15/19, 3/20/19*	5.00	2.16		12,590	1,525,494	921,976	603,518
ConvaTec Healthcare E S.A., 10.875% 12/15/18, 6/20/17*	5.00	0.84	EUR	3,870	552,177	(410,727)	962,904
Dell, Inc., 7.10% 4/15/28, 3/20/19*	1.00	1.51		$12,590	(271,855)	(1,244,101)	972,246
First Data Corp., 12.625% 1/15/21, 3/20/19*	5.00	2.80		12,590	1,166,571	273,514	893,057
KB Home, 6.25% 6/15/15, 6/20/17*	5.00	1.25		6,000	598,325	(337,537)	935,861
Newmont Mining Corp., 5.875% 4/1/35, 3/20/19*	1.00	1.37		12,590	(202,257)	(419,078)	216,821
Nine West Holdings, Inc., 6.875% 3/15/19, 3/20/19*	5.00	9.54		12,590	(1,821,095)	367,547	(2,188,642)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625% 5/15/20, 3/20/16*	5.00%	1.86%	$3,000	$138,833	$19,847	$118,986
Bombardier, Inc., 7.45% 5/1/34, 6/20/21*	5.00	3.52	5,000	420,800	334,199	86,601
United States Steel Corp., 6.65% 6/1/37, 9/20/19*	5.00	2.52	3,890	450,935	204,203	246,732
United States Steel Corp., 6.65% 6/1/37, 9/20/19*	5.00	2.52	3,820	442,817	211,998	230,819
UBS AG:
Levi Strauss & Co., 8.875% 4/1/16, 6/20/17*	5.00	1.12	6,690	698,196	(212,483)	910,679

				$9,612,920	$38,684	$9,574,235

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC iBoxx $ Liquid High Yield Total Return Index	297,535	0.121%	USD 69,400	12/22/14	$682,237

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2014
Barclays Capital Inc. †	4,415	USD	(1.75	)%*	—	$4,414,024
Barclays Capital Inc. †	4,121	USD	(1.75	)%*	—	4,119,498
Barclays Capital Inc. †	3,180	USD	(1.75	)%*	—	3,179,360
Barclays Capital Inc. †	1,120	USD	(1.50	)%*	—	1,119,627
Barclays Capital Inc. †	1,023	USD	(1.25	)%*	—	1,021,896
Barclays Capital Inc. †	864	USD	(1.25	)%*	—	862,920
Barclays Capital Inc. †	5,517	USD	(1.25	)%*	—	5,516,469
Barclays Capital Inc. †	1,139	USD	(1.00	)%*	—	1,138,247
Barclays Capital Inc.	3,982	USD	(0.75	)%*	11/03/14	3,981,100
Barclays Capital Inc.	2,375	USD	(0.75	)%*	11/03/14	2,374,428
Barclays Capital Inc.	2,353	USD	(0.75	)%*	11/03/14	2,352,378
Barclays Capital Inc.	738	USD	(0.75	)%*	11/03/14	737,686
Barclays Capital Inc. †	7,650	USD	(0.75	)%*	—	7,649,701
Barclays Capital Inc. †	3,078	USD	(0.75	)%*	—	3,076,984
Barclays Capital Inc. †	297	USD	(0.75	)%*	—	296,566

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2014
Barclays Capital Inc. †	4,367	EUR	(0.50	)%*	—	$5,469,447
Barclays Capital Inc. †	2,174	USD	(0.50	)%*	—	2,173,440
Barclays Capital Inc. †	2,044	USD	(0.50	)%*	—	2,043,316
Barclays Capital Inc. †	725	USD	(0.50	)%*	—	724,419
Barclays Capital Inc. †	3,659	USD	(0.45	)%*	—	3,658,212
Barclays Capital Inc.	5,025	USD	(0.25	)%*	11/03/14	5,024,930
Barclays Capital Inc.	5,025	USD	(0.25	)%*	11/03/14	5,024,930
Barclays Capital Inc.	1,608	USD	(0.25	)%*	11/03/14	1,607,978
Barclays Capital Inc.	1,425	USD	(0.25	)%*	11/05/14	1,424,342
Barclays Capital Inc. †	5,019	USD	(0.25	)%*	—	5,018,401
Barclays Capital Inc. †	5,019	USD	(0.25	)%*	—	5,018,401
Barclays Capital Inc. †	2,449	GBP	(0.25	)%*	—	3,916,868
Barclays Capital Inc. †	3,890	USD	(0.25	)%*	—	3,889,953
Barclays Capital Inc. †	3,487	USD	(0.25	)%*	—	3,486,306
Barclays Capital Inc. †	1,930	USD	(0.25	)%*	—	1,929,839
Barclays Capital Inc. †	1,090	USD	(0.25	)%*	—	1,089,879
Barclays Capital Inc. †	1,090	USD	(0.25	)%*	—	1,089,814
Barclays Capital Inc. †	204	USD	(0.25	)%*	—	203,989
Barclays Capital Inc. †	4,046	USD	(0.15	)%*	—	4,045,963
Barclays Capital Inc. †	1,758	USD	(0.05	)%*	—	1,758,305
Credit Suisse Securities (USA) LLC †	578	EUR	(1.50	)%*	—	721,885
Credit Suisse Securities (USA) LLC †	1,495	USD	(1.00	)%*	—	1,495,148
Credit Suisse Securities (USA) LLC †	9,005	USD	(0.75	)%*	—	9,002,624
Credit Suisse Securities (USA) LLC †	1,426	USD	(0.60	)%*	—	1,425,801
Credit Suisse Securities (USA) LLC †	4,316	USD	(0.50	)%*	—	4,315,720
Credit Suisse Securities (USA) LLC †	1,508	USD	(0.50	)%*	—	1,507,165
Credit Suisse Securities (USA) LLC †	1,178	EUR	(0.50	)%*	—	1,476,496
Credit Suisse Securities (USA) LLC †	3,544	USD	(0.25	)%*	—	3,543,757
Credit Suisse Securities (USA) LLC †	2,903	USD	(0.25	)%*	—	2,902,016
Credit Suisse Securities (USA) LLC †	2,204	EUR	(0.25	)%*	—	2,761,009
Credit Suisse Securities (USA) LLC †	1,940	EUR	(0.25	)%*	—	2,429,725
Credit Suisse Securities (USA) LLC †	2,041	USD	(0.25	)%*	—	2,040,176
Credit Suisse Securities (USA) LLC †	1,828	USD	(0.25	)%*	—	1,827,986
Credit Suisse Securities (USA) LLC †	1,426	USD	(0.25	)%*	—	1,426,326
Credit Suisse Securities (USA) LLC †	10,881	USD	(0.15	)%*	—	10,880,085
Credit Suisse Securities (USA) LLC †	3,949	USD	(0.15	)%*	—	3,948,339
Credit Suisse Securities (USA) LLC †	1,055	USD	(0.15	)%*	—	1,054,982

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2014
Credit Suisse Securities (USA) LLC †	406	USD	(0.15	)%*	—	$405,961
Credit Suisse Securities (USA) LLC †	2,367	USD	(0.05	)%*	—	2,367,308
Credit Suisse Securities (USA) LLC †	3,034	USD	(0.05	)%*	—	3,033,554
Credit Suisse Securities (USA) LLC †	1,862	USD	0.00%		—	1,861,500
Credit Suisse Securities (USA) LLC †	7,532	USD	0.00%		—	7,531,769
Credit Suisse Securities (USA) LLC †	1,944	USD	0.00%		—	1,944,250
Credit Suisse Securities (USA) LLC †	1,789	USD	0.00%		—	1,788,878
Credit Suisse Securities (USA) LLC †	1,760	USD	0.00%		—	1,760,231
Credit Suisse Securities (USA) LLC †	699	USD	0.00%		—	699,300
Deutsche Bank Securities Inc †	850	USD	0.00%		—	850,000
Deutsche Bank Securities Inc.	357,284	USD	0.08%		11/05/14	357,291,940
ING Financial Markets LLC †	584	USD	(0.13	)%*	—	583,684
ING Financial Markets LLC †	511	USD	(0.13	)%*	—	510,895
ING Financial Markets LLC †	761	USD	(0.75	)%*	—	760,628
ING Financial Markets LLC †	1,205	USD	(0.50	)%*	—	1,203,496
ING Financial Markets LLC †	3,320	USD	(0.25	)%*	—	3,318,572
JPMorgan Chase Bank, NA	3,026	USD	(0.50	)%*	11/28/14	3,022,930
JPMorgan Chase Bank, NA †	2,123	USD	(0.25	)%*	—	2,121,409
JPMorgan Chase Bank, NA †	1,577	USD	(0.25	)%*	—	1,576,601
JPMorgan Chase Bank, NA †	2,816	USD	0.00%		—	2,815,540
JPMorgan Chase Bank, NA	360,124	USD	0.14%		11/13/14	360,127,951
JPMorgan Chase Bank, NA †	1,244	USD	(0.25	)%*	—	1,242,317
Nomura Securities †	7,592	USD	(0.50	)%*	—	7,591,364
RBC Capital Markets †	4,046	USD	(0.50	)%*	—	4,043,717
RBC Capital Markets †	3,048	USD	(0.25	)%*	—	3,048,180

						$924,700,831

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2014

*	Interest payment due from counterparty.

^	Less than $0.50.

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate market value of these securities amounted to $2,844,355,338 or 42.9% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2014.

(d)	Security is in default and is non-income producing.

(e)	Convertible security.

(f)	Restricted and illiquid security.

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Restricted Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Data & Audio Visual Enterprises Wireless, Inc.	4/26/11	$2,629,780		$2,191,118		0.03%
Exide Technologies	6/10/13	28,366,047		26,248,247		0.40%
Exide Technologies	1/13/11	7,102,515		1,846,178		0.03%
Gallery Media	9/03/10	– 0	–	292,900		0.00%
Momentive Performance Materials, Inc.	10/11/12	– 0	–	– 0	–	0.00%
Travelport LLC	3/03/14	5,867,879		4,224,356		0.06%

(g)	Non-income producing security.

(h)	Floating Rate Security. Stated interest rate was in effect at October 31, 2014.

(i)	Defaulted.

(j)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.49% of net assets as of October 31, 2014, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Alion Science and Technology Corp., 11/01/14	6/20/10	$6	– 0	–	0.00%
Costa Rica Government International Bond 11.13%, 3/28/18	1/07/13	5,528,814	5,150,605		0.08%
Costa Rica Government International Bond 10.58%, 6/22/16	1/07/13	4,892,989	4,612,134		0.07%
Dominican Republic International Bond 16.00%, 7/10/20	12/08/10	15,986,694	15,757,888		0.24%
Dominican Republic International Bond 15.95%, 6/04/21	1/11/13	1,529,506	1,489,017		0.02%
Golden Energy Offshore Services AS 8.99%, 5/28/17	5/14/14	4,071,429	3,678,678		0.06%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	2,486,775	1,524,250		0.02%

(k)	Illiquid security.

(l)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2014.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Fair valued by the Adviser.

(o)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(p)	IO – Interest Only

(q)	Variable rate coupon, rate shown as of October 31, 2014.

(r)	One contract relates to 100 shares.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

Portfolio of Investments

(s)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(t)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

COP – Colombian Peso

CRC – Costa Rican Colon

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NGN – Nigerian Naira

NOK – Norwegian Krone

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

TRY – Turkish Lira

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

ETF – Exchange Traded Fund

GO – General Obligation

GSE – Government-Sponsored Enterprise

HK – Hong Kong

INTRCONX – Inter-Continental Exchange

JSC – Joint Stock Company

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

SPY – SPDR Trust Series I

TLT – iShares Barclays 20 Year Treasury Bond Fund

See notes to financial statements.

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,886,675,654)	$7,002,799,812	(a)
Affiliated issuers (cost $418,692,546)	418,692,546
Cash	94,718
Foreign currencies, at value ($114,964)	114,950
Due from broker	2,028,611	(b)
Dividends and interest receivable	106,791,763
Receivable for capital stock sold	32,804,300
Unrealized appreciation on credit default swaps	16,405,390
Upfront premiums paid on credit default swaps	15,768,034
Unrealized appreciation on forward currency exchange contracts	15,349,750
Receivable for investment securities sold and foreign currency transactions	7,516,580
Receivable for unsettled reverse repurchase agreements	6,352,961
Receivable for variation margin on exchange-traded derivatives	1,137,681
Unrealized appreciation on total return swaps	682,237

Total assets	7,626,539,333

Liabilities
Payable for reverse repurchase agreements	924,700,831
Payable for capital stock redeemed	16,572,539
Upfront premiums received on credit default swaps	15,729,350
Payable for investment securities purchased and foreign currency transactions	9,987,133
Unrealized depreciation on credit default swaps	6,831,155
Dividends payable	4,948,068
Payable for terminated reverse repurchase agreements	4,695,391
Cash collateral received from broker	4,193,000
Unrealized depreciation on forward currency exchange contracts	3,764,572
Advisory fee payable	2,540,955
Distribution fee payable	1,913,191
Transfer Agent fee payable	157,655
Administrative fee payable	18,148
Accrued expenses and other liabilities	1,343,777

Total Liabilities	997,395,765

Net Assets	$6,629,143,568

Composition of Net Assets
Capital stock, at par	$702,801
Additional paid-in capital	6,370,663,060
Undistributed net investment income	76,841,145
Accumulated net realized gain on investment and foreign currency transactions	51,286,829
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	129,649,733

	$6,629,143,568

(a)	Includes investment of cash collateral of $4,193,000 received from broker for OTC derivatives outstanding at October 31, 2014.

(b)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,320,748,409	246,786,295	$9.40	*

B	$7,525,589	793,401	$9.49

C	$1,504,398,172	158,191,971	$9.51

Advisor	$2,473,474,742	262,706,438	$9.42

R	$77,705,847	8,265,186	$9.40

K	$83,634,452	8,891,760	$9.41

I	$114,597,569	12,168,307	$9.42

Z	$47,058,788	4,997,234	$9.42

*	The maximum offering price per share for Class A shares was $9.82 which reflects a sales charge of 4.25%.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income
Interest (net of foreign taxes withheld of $29,628)	$416,058,551
Dividends
Unaffiliated issuers	9,419,637
Affiliated issuers	455,754
Other fee income	208,587	$426,142,529

Expenses
Advisory fee (see Note B)	29,363,755
Distribution fee—Class A	7,822,296
Distribution fee—Class B	102,393
Distribution fee—Class C	14,437,799
Distribution fee—Class R	361,858
Distribution fee—Class K	176,733
Transfer agency—Class A	2,404,340
Transfer agency—Class B	11,194
Transfer agency—Class C	1,333,739
Transfer agency—Advisor Class	1,920,938
Transfer agency—Class R	168,794
Transfer agency—Class K	95,100
Transfer agency—Class I	46,258
Transfer agency—Class Z	7,548
Printing	605,226
Custodian	433,626
Registration fees	385,577
Audit and tax	187,150
Administrative	60,462
Directors’ fees	58,646
Legal	57,181
Miscellaneous	214,900

Total expenses before interest expense	60,255,513
Interest expense	110,794

Total expenses		60,366,307

Net investment income		365,776,222

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		37,520,755
Swaps		23,839,035
Futures		9,760,540
Options written		9,928,587
Foreign currency transactions		52,527,022
Net change in unrealized appreciation/depreciation on:
Investments		(151,751,520)
Swaps		(20,620,713)
Futures		(12,906,777)
Options written		(939,619)
Foreign currency denominated assets and liabilities		21,591,139

Net loss on investment and foreign currency transactions		(31,051,551)

Net Increase in Net Assets from Operations		$334,724,671

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	85

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$365,776,222	$350,794,223
Net realized gain on investment and foreign currency transactions	133,575,939	128,791,937
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(164,627,490)	(14,517,048)

Net increase in net assets from operations	334,724,671	465,069,112
Dividends and Distributions to Shareholders from
Net investment income
Class A	(163,561,730)	(179,187,102)
Class B	(581,691)	(996,898)
Class C	(78,907,674)	(81,369,875)
Advisor Class	(132,867,955)	(109,630,499)
Class R	(4,252,209)	(3,661,997)
Class K	(4,313,667)	(2,563,657)
Class I	(6,006,076)	(5,974,665)
Class Z	(2,403,069)	(30)
Net realized gain on investment and foreign currency transactions
Class A	(14,587,925)	– 0	–
Class B	(68,016)	– 0	–
Class C	(7,662,861)	– 0	–
Advisor Class	(9,880,453)	– 0	–
Class R	(376,162)	– 0	–
Class K	(313,050)	– 0	–
Class I	(439,770)	– 0	–
Class Z	(142,838)	– 0	–
Capital Stock Transactions
Net increase	763,987,460	697,709,586
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	15,077	315,195

Total increase	672,362,062	779,709,170
Net Assets
Beginning of period	5,956,781,506	5,177,072,336

End of period (including undistributed net investment income of $76,841,145 and $38,080,738, respectively)	$6,629,143,568	$5,956,781,506

See notes to financial statements.

86	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended October 31, 2014

Net increase in net assets from operations		$334,724,671
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Increase in interest and dividends receivable	$(5,145,651)
Decrease in receivable for investment securities sold and foreign currency transactions	10,088,996
Net accretion of bond discount and amortization of bond premium.	(6,456,247)
Decrease in payable for investment securities purchased and foreign currency transactions	(92,573,439)
Increase in accrued expenses	833,405
Purchases of long-term investments	(3,559,508,337)
Purchases of short-term investments	(176,331,381)
Proceeds from disposition of long-term investments	2,336,659,916
Proceeds from disposition of short-term investments .	2,926,982
Proceeds on swap contracts, net	12,205,701
Proceeds from written options, net	8,822,255
Proceeds from futures settlements, net	9,760,540
Variation margin paid on exchange-traded derivatives	(19,236,476)
Increase in cash collateral received from broker	2,164,389
Net realized gain on investment and foreign currency transactions	(133,575,939)
Net change in unrealized appreciation/ depreciation on investments and foreign currency denominated assets and liabilities	164,627,490

Total adjustments		(1,444,737,796)

Net decrease in cash from operating activities		$(1,110,013,125)

Financing Activities:
Cash dividends paid (net of dividend reinvestments)*	(149,265,266)
Subscriptions of capital stock, net.	471,765,820
Increase in reverse repurchase agreements	681,090,926

Net increase in cash from financing activities		1,003,591,480

Effect of exchange rate on cash.		55,794,802

Net decrease in cash		(50,626,843)
Cash at beginning of period		50,836,511

Cash at end of period.		$209,668

*Reinvestment of dividends	$279,102,702
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$110,794

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	87

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

88	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN HIGH INCOME FUND •	89

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

90	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	91

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$3,865,060,801		$40,126,149		$3,905,186,950
Governments – Treasuries		– 0	–	919,798,979		– 0	–	919,798,979
Corporates – Investment Grade		– 0	–	504,123,722		19,377,046		523,500,768
Collateralized Mortgage Obligations		– 0	–	– 0	–	394,486,916		394,486,916
Emerging Markets – Corporate Bonds		– 0	–	243,856,964		– 0	–	243,856,964
Bank Loans		– 0	–	– 0	–	243,384,389		243,384,389
Commercial Mortgage-Backed Securities		– 0	–	44,586,392		157,503,872		202,090,264
Emerging Markets – Sovereigns		– 0	–	181,139,125		– 0	–	181,139,125
Preferred Stocks		109,630,807		15,347,792		– 0	–	124,978,599
Governments – Sovereign Agencies		– 0	–	44,105,732		– 0	–	44,105,732
Governments – Sovereign Bonds		– 0	–	43,182,170		– 0	–	43,182,170
Local Governments – Municipal Bonds		– 0	–	42,061,234		– 0	–	42,061,234
Emerging Markets – Treasuries		– 0	–	6,087,853		27,009,644		33,097,497
Quasi-Sovereigns		– 0	–	30,424,630		– 0	–	30,424,630
Asset-Backed Securities		– 0	–	– 0	–	16,734,646		16,734,646
Whole Loan Trusts		– 0	–	– 0	–	16,044,166		16,044,166
Local Governments – Regional Bonds		– 0	–	7,799,457		– 0	–	7,799,457
Investment Companies		– 0	–	– 0	–	7,369,023		7,369,023
Common Stocks		421,413		– 0	–	4,983,972		5,405,385
Options Purchased – Puts		228,937		68,210		– 0	–	297,147
Warrants		135		– 0	–	– 0	– #	135
Short-Term Investments:
Investment Companies		418,692,546		– 0	–	– 0	–	418,692,546
Governments – Treasuries		– 0	–	884,426		– 0	–	884,426
Time Deposits		– 0	–	16,971,210	#	– 0	–	16,971,210

Total Investments in Securities		528,973,838		5,965,498,697		927,019,823		7,421,492,358

92	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets
Credit Default Swaps	$	– 0	–	$16,405,390	$	– 0	–	$16,405,390
Centrally Cleared Credit Default Swaps		– 0	–	5,967,024		– 0	–	5,967,024	†
Forward Currency Exchange Contracts		– 0	–	15,349,750		– 0	–	15,349,750
Total Return Swaps		– 0	–	682,237		– 0	–	682,237
Liabilities
Credit Default Swaps		– 0	–	(6,831,155)		– 0	–	(6,831,155)
Centrally Cleared Credit Default Swaps		– 0	–	(6,683,274)		– 0	–	(6,683,274	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(7,095,497)		– 0	–	(7,095,497	)†
Forward Currency Exchange Contracts		– 0	–	(3,764,572)		– 0	–	(3,764,572)

Total^		$528,973,838		$5,979,528,600		$927,019,823		$7,435,522,261

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the instrument.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade		Governments - Treasuries		Corporates - Investment Grade		Collateralized Mortgage Obligations
Balance as of 10/31/13	$38,080,802		$6,181,267		$2,289,000		$361,729,799
Accrued discounts/ (premiums)	303,801		– 0	–	1,884		4,727,197
Realized gain (loss)	(1,907,999)		– 0	–	– 0	–	6,394,272
Change in unrealized appreciation/ depreciation	2,238,127		– 0	–	(2,835,803)		(363,186)
Purchases/Payups	27,576,125		– 0	–	22,210,965		113,753,214
Sales/Paydowns	(20,123,582)		– 0	–	– 0	–	(91,754,380)
Settlements	– 0	–	– 0	–	– 0	–	– 0	–

ALLIANCEBERNSTEIN HIGH INCOME FUND •	93

Notes to Financial Statements

	Corporates - Non-Investment Grade			Governments - Treasuries			Corporates - Investment Grade		Collateralized Mortgage Obligations
Transfers into level 3	$	– 0	–	$	– 0	–	$ – 0	–	$	– 0	–
Transfers out of level 3		(6,041,125)			(6,181,267)		(2,289,000)			– 0	–

Balance as of 10/31/14		$40,126,149		$	– 0	–	$19,377,046			$394,486,916

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14**		$(82,489)		$	– 0	–	$(2,835,803)			$(591,624)

	Emerging Markets - Corporate Bonds			Bank Loans			Commercial Mortgage - Backed Securities		Governments - Sovereign Bonds
Balance as of 10/31/13		$509,834			$290,031,025		$90,794,080			$4,981,867
Accrued discounts/ (premiums)		– 0	–		1,256,211		271,981			91,265
Realized gain (loss)		– 0	–		989,658		282,637			(1,045,877)
Change in unrealized appreciation/ depreciation		26,833			(10,237,349)		2,881,616			517,366
Purchases/Payups		– 0	–		75,987,567		67,845,953			– 0	–
Sales/Paydowns		(536,667)			(114,642,723)		(4,572,395)			(4,544,621)
Settlements		– 0	–		– 0	–	– 0	–		– 0	–
Transfers into level 3		– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of level 3		– 0	–		– 0	–	– 0	–		– 0	–

Balance as of 10/31/14	$	– 0	–		$243,384,389		$157,503,872		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14**	$	– 0	–		$(8,380,701)		$3,087,373		$	– 0	–

94	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Emerging Markets - Treasuries		Asset-Backed Securities			Whole Loan Trusts			Investment Companies
Balance as of 10/31/13	$38,696,766			$17,651,139		$	– 0	–	$ – 0	–
Accrued discounts/ (premiums)	(277,030)			350,827			(33,803)		– 0	–
Realized gain (loss)	(303,415)			413,035			(25,381)		– 0	–
Change in unrealized appreciation/depreciation	(891,248)			(43,006)			(76,783)		(233,452)
Purchases/Payups	– 0	–		– 0	–		18,723,396		7,602,475
Sales/Paydowns	(3,370,772)			(1,637,349)			(2,543,263)		– 0	–
Settlements	– 0	–		– 0	–		– 0	–	– 0	–
Transfers into level 3	– 0	–		– 0	–		– 0	–	– 0	–
Transfers out of level 3	(6,844,657)			– 0	–		– 0	–	– 0	–

Balance as of 10/31/14	$27,009,644			$16,734,646			$16,044,166		$7,369,023

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14**	$(891,248)			$(43,006)			$(76,783)		$(233,452)

	Common Stocks#		Warrants#			Centrally Cleared Credit Default Swaps			Total
Balance as of 10/31/13	$26,847,417		$	– 0	–		$350,002		$878,142,998
Accrued discounts/ (premiums)	– 0	–		– 0	–		– 0	–	6,692,333
Realized gain (loss)	(206,950)			– 0	–		– 0	–	4,589,980
Change in unrealized appreciation/depreciation	(2,014,842)			– 0	–		– 0	–	(11,031,727)
Purchases/Payups	8,453,348			– 0	–		– 0	–	342,153,043
Sales/Paydowns	(27,922,965)			– 0	–		– 0	–	(271,648,717)
Settlements	– 0	–		– 0	–		– 0	–	– 0	–
Transfers into level 3	– 0	–		– 0	–		– 0	–	– 0	–
Transfers out of level 3	(172,036)			– 0	–		(350,002)		(21,878,087)

Balance as of 10/31/14	$4,983,972		$	– 0	–	$	– 0	–	$927,019,823	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14**	$(1,659,513)		$	– 0	–	$	– 0	–	$(11,707,246)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	95

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at October 31, 2014. Securities priced by third party vendors or at cost, which approximates fair value, are excluded from the following table.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2014			Valuation Technique	Unobservable Input	Range/Weighted Average
Corporates – Non-Investment Grade	$	– 0	–	Qualitative Assessment		$0.00/ N/A
Whole Loan Trusts		$2,767,519		Projected Cashflow	Level Yield	12.64%/ N/A
		$3,416,470		Projected Cashflow	Internal Rate of Return	8.461%/ N/A
Common Stocks		$104,823		Projected Cashflow	Estimated Remaining Payment	$2.50/ N/A
Warrants	$	– 0	–	Qualitative Assessment		$0.00/ N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

96	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	97

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2014, such fee amounted to $60,462.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,654,853 for the year ended October 31, 2014.

For the year ended October 31, 2014, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $340,237 from the sale of Class A shares and received $58,252, $948 and $139,544 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2014.

98	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2014 (000)	Dividend Income (000)
$ 260,238	$2,142,764	$1,984,309	$418,693	$456

Brokerage commissions paid on investment transactions for the year ended October 31, 2014 amounted to $653,539, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,778,630, $11,763,923, $389,683 and $255,066 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	99

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2014, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,652,477,963	$2,149,077,123
U.S. government securities	815,745,538	132,572,917

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts and swap contracts) are as follows:

Cost	$7,308,726,507

Gross unrealized appreciation	$295,809,624
Gross unrealized depreciation	(183,043,773)

Net unrealized appreciation	$112,765,851

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

100	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

During the year ended October 31, 2014, the Fund held foreign-currency exchange contracts for non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2014, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and

ALLIANCEBERNSTEIN HIGH INCOME FUND •	101

Notes to Financial Statements

foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

102	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

During the year ended October 31, 2014, the Fund held purchased options for hedging purposes.

During the year ended October 31, 2014, the Fund held written options for hedging purposes.

For the year ended October 31, 2014, the Fund had the following transactions in written options:

	Contracts		Premiums Received
Options written outstanding as of 10/31/13	– 0	–	$	– 0	–
Options written	594,170			3,734,447
Options expired	(559,474)			(2,246,150)
Options bought back	(34,696)			(1,488,297)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/14	– 0	–	$	– 0	–

For the year ended October 31, 2014, the Fund had the following transactions in written swaptions:

	Notional Amount			Premiums Received
Swaptions written outstanding as of 10/31/13		$404,180,000			$1,106,332
Swaptions written		3,548,103,826			8,607,765
Swaptions expired		(2,578,585,826)			(5,267,975)
Swaptions bought back		(1,373,698,000)			(4,446,122)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 10/31/14	$	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a

ALLIANCEBERNSTEIN HIGH INCOME FUND •	103

Notes to Financial Statements

counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps,

104	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2014, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	105

Notes to Financial Statements

“Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2014, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $138,617,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended October 31, 2014, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a

106	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2014, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	107

Notes to Financial Statements

At October 31, 2014 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on total return swaps	$682,237		Receivable/Payable for variation margin on exchange-traded derivatives	$7,095,497	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	15,349,750		Unrealized depreciation on forward currency exchange contracts	3,764,572

Credit contracts	Unrealized appreciation on credit default swaps	16,405,390		Unrealized depreciation on credit default swaps	6,831,155

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	5,967,024	*	Receivable/Payable for variation margin on exchange-traded derivatives	6,683,274	*

Equity contracts	Investment in securities, at value	297,147

Total		$38,701,548			$24,374,498

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended October 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$7,684,664	$(11,899,549)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation of futures	9,760,540	(12,906,777)

108	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$(308,791)	$	– 0	–
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	60,556,877		22,683,498
Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(1,230,471)		– 0	–
Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(9,995,503)		1,122,027
Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	16,154,371		(8,721,164)
Credit contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	8,361,012		(939,619)
Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(7,614,295)		(3,725,006)
Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,567,575		– 0	–

Total		$84,935,979		$(14,386,590)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	109

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the year ended October 31, 2014.

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$681,218,924
Average notional amount of sale contracts	$256,110,968

Centrally Cleared Interest Rate Swaps:
Average notional amount	$984,431,538

Credit Default Swaps:
Average notional amount of buy contracts	$202,352,391
Average notional amount of sale contracts	$253,380,487

Foreign Exchange Contracts:
Average principal amount of buy contracts	$490,242,665
Average principal amount of sale contracts	$1,034,912,860

Futures:
Average original value of buy contracts	$981,757,944	(a)

Interest Rate Swaps:
Average notional amount	$1,609,270,000	(b)

Total Return Swaps:
Average notional amount	$69,400,000	(c)

Purchased Options Contracts:
Average cost.	$4,593,374

(a)	Positions were open ten months during the year.

(b)	Positions were open one month during the year.

(c)	Positions were open two months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC**	$1,366,618	$	– 0	–	$	– 0	–	$	– 0	–		$1,366,618

Total	$1,366,618	$	– 0	–	$	– 0	–	$	– 0	–		$1,366,618

OTC Derivatives:
Bank of America, N.A.	$1,423,582	$	– 0	–	$	– 0	–		$(1,423,582)		$	– 0	–
Barclays Bank PLC	7,071,394		(4,269,421)			– 0	–		(2,736,514)			65,459

110	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
BNP Paribas	$415,310	$	– 0	–	$	– 0	–	$	– 0	–	$415,310
Brown Brothers Harriman & Co.	307,400	(206,561)	– 0	–	– 0	–	100,839
Citibank, N.A.	5,615,610	(3,604,174)	– 0	–	(2,011,436)	– 0	–
Credit Suisse International	3,277,459	(2,136,660)	(1,140,799)	– 0	–	– 0	–
Deutsche Bank AG	228,048	(228,048)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	12,495,010	(7,643,454)	(2,620,000)	– 0	–	2,231,556
Goldman Sachs International	68,210	– 0	–	– 0	–	(68,210)	– 0	–
HSBC Bank USA	9,563	– 0	–	– 0	–	– 0	–	9,563
JPMorgan Chase Bank, N.A.	765,120	(34,213)	– 0	–	– 0	–	730,907
Morgan Stanley Capital Services LLC.	2,392,202	(1,904,737)	– 0	–	– 0	–	487,465
Northern Trust Co.	1,842,563	– 0	–	– 0	–	– 0	–	1,842,563
Royal Bank of Scotland PLC	6,341,345	(527,823)	– 0	–	– 0	–	5,813,522
UBS AG	698,196	(169,541)	– 0	–	(528,655)	– 0	–

Total	$42,951,012	$(20,724,632)	$(3,760,799)	$(6,768,397)	$11,697,184	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$4,269,421	$(4,269,421)	$	– 0	–	$	– 0	–	$	– 0	–
Brown Brothers Harriman & Co.	206,561	(206,561)	– 0	–	– 0	–	– 0	–
Citibank, N.A.	3,604,174	(3,604,174)	– 0	–	– 0	–	– 0	–
Credit Suisse International	2,136,660	(2,136,660)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	505,883	(228,048)	– 0	–	(277,835)	– 0	–
Goldman Sachs Bank USA	7,643,454	(7,643,454)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, N.A.	34,213	(34,213)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC.	1,904,737	(1,904,737)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	527,823	(527,823)	– 0	–	– 0	–	– 0	–
UBS AG	169,541	(169,541)	– 0	–	– 0	–	– 0	–

Total	$21,002,467	$(20,724,632)	$	– 0	–	$(277,835)	$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	111

Notes to Financial Statements

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2014, the average amount of reverse repurchase agreements outstanding was $316,988,993 and the daily weighted average interest rate was (0.58)%. During the period, the Fund received net interest payments from counterparties. At October 31, 2014, the Fund had reverse repurchase agreements outstanding in the amount of $924,700,831 as reported in the statement of assets and liabilities.

112	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2014:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$100,439,616	$(100,423,337)	$16,279
Credit Suisse Securities (USA) LLC	74,151,991	(74,151,991)	– 0	–
Deutsche Bank Securities, Inc	358,141,940	(358,141,940)	– 0	–
ING Financial Markets LLC	6,377,275	(6,377,275)	– 0	–
JPMorgan Chase Bank, N.A.	370,906,748	(370,463,851)	442,897
Nomura Securities	7,591,364	(7,591,364)	– 0	–
RBC Capital Markets	7,091,897	(7,091,897)	– 0	–

Total	$924,700,831	$(924,241,655)	$459,176

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2014, the Fund had no unfunded loan commitments outstanding.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	113

Notes to Financial Statements

As of October 31, 2014, the Fund had no bridge loan commitments outstanding.

During the year ended October 31, 2014, the Fund received commitment fees or additional funding fees in the amount of $208,587.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

Class A
Shares sold	87,307,051	123,598,824	$830,411,869	$1,177,974,046

Shares issued in reinvestment of dividends and distributions	12,075,398	12,193,928	114,501,692	116,109,144

Shares converted from Class B	554,399	639,817	5,276,183	6,106,628

Shares redeemed	(124,596,419)	(127,724,598)	(1,186,768,425)	(1,216,543,972)

Net increase (decrease)	(24,659,571)	8,707,971	$(236,578,681)	$83,645,846

Class B
Shares sold	106,753	189,667	$1,022,841	$1,825,254

Shares issued in reinvestment of dividends and distributions	51,497	74,397	492,010	714,236

Shares converted to Class A	(549,532)	(634,425)	(5,276,183)	(6,106,628)

Shares redeemed	(168,223)	(347,754)	(1,609,573)	(3,336,645)

Net decrease	(559,505)	(718,115)	$(5,370,905)	$(6,903,783)

Class C
Shares sold	35,123,544	38,821,923	$338,023,122	$375,458,694

Shares issued in reinvestment of dividends and distributions	5,621,318	5,122,363	53,876,676	49,296,250

Shares redeemed	(25,689,155)	(28,802,303)	(246,958,938)	(277,170,985)

Net increase	15,055,707	15,141,983	$144,940,860	$147,583,959

114	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2014	Year Ended October 31, 2013

Advisor Class
Shares sold	175,039,436	129,088,045		$1,669,260,687	$1,230,858,993

Shares issued in reinvestment of dividends and distributions	9,842,445	7,436,956		93,422,235	70,896,956

Shares redeemed	(105,997,870)	(96,065,643)		(1,007,365,434)	(915,612,039)

Net increase	78,884,011	40,459,358		$755,317,488	$386,143,910

Class R
Shares sold	3,209,249	3,560,703		$30,502,848	$33,924,000

Shares issued in reinvestment of dividends and distributions	484,748	389,166		4,595,479	3,701,601

Shares redeemed	(2,293,805)	(2,055,329)		(21,785,556)	(19,558,700)

Net increase	1,400,192	1,894,540		$13,312,771	$18,066,901

Class K
Shares sold	3,799,201	3,920,119		$36,144,211	$37,473,226

Shares issued in reinvestment of dividends and distributions	489,614	271,799		4,647,102	2,587,063

Shares redeemed	(864,432)	(766,767)		(8,196,223)	(7,288,336)

Net increase	3,424,383	3,425,151		$32,595,090	$32,771,953

Class I
Shares sold	11,360,141	6,824,034		$108,349,828	$65,120,048

Shares issued in reinvestment of dividends and distributions	527,260	574,234		5,008,537	5,473,252

Shares redeemed	(10,625,038)	(3,582,049)		(100,918,390)	(34,202,500)

Net increase	1,262,363	3,816,219		$12,439,975	$36,390,800

Class Z*
Shares sold	4,986,678	1,060		$47,208,479	$10,000

Shares issued in reinvestment of dividends and distributions	268,944	– 0	–	2,558,971	– 0	–

Shares redeemed	(259,448)	– 0	–	(2,436,588)	– 0	–

Net increase	4,996,174	1,060		$47,330,862	$10,000

*	Commenced distributions on October 15, 2013.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	115

Notes to Financial Statements

For the years ended October 31, 2014 and October 31, 2013, the Fund received $15,077 and $315,195, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Fund from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Fund invests in municipal securities, the Fund is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

116	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Redemption Risk— A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use

ALLIANCEBERNSTEIN HIGH INCOME FUND •	117

Notes to Financial Statements

of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$392,894,071	$383,384,723
Long-term capital gains	33,471,075	– 0	–

Total taxable distributions paid	$426,365,146	$383,384,723

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$104,400,994
Undistributed capital gains	54,621,805
Accumulated capital and other losses	(2,641,620	)(a)
Unrealized appreciation/(depreciation)	107,078,720	(b)

Total accumulated earnings/(deficit)	$263,459,899	(c)

(a)	As of October 31, 2014, the Fund had cumulative deferred loss on straddles of $2,641,620.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

118	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency, the tax treatment of swaps and options, reclassifications of consent fees and paydown gains/losses, the tax treatment of proceeds from the sale of defaulted securities, proceeds from a third party regulatory settlement and the tax treatment of clearing fees resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	119

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.53	$ 9.38	$ 8.73	$ 9.19	$ 8.24

Income From Investment Operations
Net investment income(a)	.55	.60	.56	.64	(b)	.69	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.20	.70	(.44)	.96
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.52	.80	1.26	.20	1.65

Less: Dividends and Distributions
Dividends from net investment income	(.60)	(.65)	(.61)	(.66)	(.70)
Distributions from net realized gain on investment and foreign currency transactions	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.65)	(.65)	(.61)	(.66)	(.70)

Net asset value, end of period	$ 9.40	$ 9.53	$ 9.38	$ 8.73	$ 9.19

Total Return
Total investment return based on net asset value(d)	5.62%	8.78	%†	15.03	%*	2.48	%*	20.85	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,320,748	$2,587,763	$2,464,634	$1,686,591	$1,326,974
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.89%	.90%	.91%	.95%	.99	%**
Expenses, before waivers/reimbursements(e)	.89%	.90%	.91%	.96%	1.04	%**
Net investment income	5.80%	6.25%	6.22%	7.05	%(b)	7.93	%(b)**
Portfolio turnover rate	38%	38%	42%	29%	26%

See footnote summary on page 128.

120	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.62	$ 9.46	$ 8.80	$ 9.26	$ 8.31

Income From Investment Operations
Net investment income(a)	.48	.53	.50	.57	.63
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.21	.71	(.43)	.96
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.45	.74	1.21	.14	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.53)	(.58)	(.55)	(.60)	(.64)
Distributions from net realized gain on investment and foreign currency transactions	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.58)	(.58)	(.55)	(.60)	(.64)

Net asset value, end of period	$ 9.49	$ 9.62	$ 9.46	$ 8.80	$ 9.26

Total Return
Total investment return based on net asset value(d)	4.82%	8.06	%†	14.26	%*	1.75	%*	19.86	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,526	$13,008	$19,591	$26,192	$40,092
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%	1.61%	1.64%	1.65%	1.70	%**
Expenses, before waivers/reimbursements(e)	1.60%	1.61%	1.64%	1.69%	1.78	%**
Net investment income	5.05%	5.50%	5.51%	6.28%	7.25	%**
Portfolio turnover rate	38%	38%	42%	29%	26%

See footnote summary on page 128.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.64	$ 9.48	$ 8.83	$ 9.29	$ 8.33

Income From Investment Operations
Net investment income(a)	.48	.53	.49	.57	(b)	.62	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.21	.71	(.44)	.97
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.45	.74	1.20	.13	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.53)	(.58)	(.55)	(.59)	(.63)
Distributions from net realized gain on investment and foreign currency transactions	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.58)	(.58)	(.55)	(.59)	(.63)

Net asset value, end of period	$ 9.51	$ 9.64	$ 9.48	$ 8.83	$ 9.29

Total Return
Total investment return based on net asset value(d)	4.82%	8.04	%†	14.05	%*	1.73	%*	19.88	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,504,398	$1,379,727	$1,213,954	$760,234	$541,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.58%	1.60%	1.61%	1.65%	1.69	%**
Expenses, before waivers/reimbursements(e)	1.58%	1.60%	1.61%	1.66%	1.73	%**
Net investment income	5.03%	5.48%	5.42%	6.25	%(b)	7.08	%(b)**
Portfolio turnover rate	38%	38%	42%	29%	26%

See footnote summary on page 128.

122	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.55	$ 9.39	$ 8.74	$ 9.20	$ 8.25

Income From Investment Operations
Net investment income(a)	.58	.62	.58	.66	(b)	.71	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.22	.71	(.43)	.97
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.55	.84	1.29	.23	1.68

Less: Dividends and Distributions
Dividends from net investment income	(.63)	(.68)	(.64)	(.69)	(.73)
Distributions from net realized gain on investment and foreign currency transactions	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.68)	(.68)	(.64)	(.69)	(.73)

Net asset value, end of period	$ 9.42	$ 9.55	$ 9.39	$ 8.74	$ 9.20

Total Return
Total investment return based on net asset value(d)	5.93%	9.23	%†	15.37	%*	2.79	%*	21.22	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,473,475	$1,754,585	$1,346,510	$662,874	$385,380
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.58%	.61%	.60%	.65%	.68	%**
Expenses, before waivers/reimbursements(e)	.58%	.61%	.60%	.66%	.73	%**
Net investment income	6.06%	6.54%	6.46%	7.34	%(b)	8.12	%(b)**
Portfolio turnover rate	38%	38%	42%	29%	26%

See footnote summary on page 128.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.53	$ 9.38	$ 8.73	$ 9.19	$ 8.24

Income From Investment Operations
Net investment income(a)	.52	.56	.53	.62	.67
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.21	.71	(.44)	.96
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.49	.77	1.24	.18	1.63

Less: Dividends and Distributions
Dividends from net investment income	(.57)	(.62)	(.59)	(.64)	(.68)
Distributions from net realized gain on investment and foreign currency transactions	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.62)	(.62)	(.59)	(.64)	(.68)

Net asset value, end of period	$ 9.40	$ 9.53	$ 9.38	$ 8.73	$ 9.19

Total Return
Total investment return based on net asset value(d)	5.27%	8.42	%†	14.66	%*	2.29	%*	20.62	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$77,706	$65,429	$46,615	$20,935	$13,250
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.23%	1.25%	1.24%	1.15%	1.18	%**
Expenses, before waivers/reimbursements(e)	1.23%	1.25%	1.26%	1.28%	1.37	%**
Net investment income	5.46%	5.92%	5.87%	6.87%	7.70	%**
Portfolio turnover rate	38%	38%	42%	29%	26%

See footnote summary on page 128.

124	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.54	$ 9.38	$ 8.73	$ 9.19	$ 8.24

Income From Investment Operations
Net investment income(a)	.55	.60	.55	(b)	.64	(b)	.69	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.22	.71	(.44)	.96
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.52	.82	1.26	.20	1.65

Less: Dividends and Distributions
Dividends from net investment income	(.60)	(.66)	(.61)	(.66)	(.70)
Distributions from net realized gain on investment and foreign currency transactions	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.65)	(.66)	(.61)	(.66)	(.70)

Net asset value, end of period	$ 9.41	$ 9.54	$ 9.38	$ 8.73	$ 9.19

Total Return
Total investment return based on net asset value(d)	5.63%	8.93	%†	15.02	%*	2.55	%*	20.94	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,634	$52,132	$19,161	$4,159	$1,624
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.88%	.89%	.91%	.90%	.95	%**
Expenses, before waivers/reimbursements(e)	.88%	.89%	.93%	1.01%	1.08	%**
Net investment income	5.79%	6.28%	6.09%	7.13%	8.04	%**
Portfolio turnover rate	38%	38%	42%	29%	26%

See footnote summary on page 128.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	125

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.55	$ 9.39	$ 8.74	$ 9.20	$ 8.25

Income From Investment Operations
Net investment income(a)	.58	.63	.59	.66	.71	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.22	.71	(.43)	.97
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.55	.85	1.30	.23	1.68

Less: Dividends and Distributions
Dividends from net investment income	(.63)	(.69)	(.65)	(.69)	(.73)
Distributions from net realized gain on investment and foreign currency transactions	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.68)	(.69)	(.65)	(.69)	(.73)

Net asset value, end of period	$ 9.42	$ 9.55	$ 9.39	$ 8.74	$ 9.20

Total Return
Total investment return based on net asset value(b)	5.97%	9.30	%†	15.42	%*	2.81	%*	21.23	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$114,598	$104,128	$66,608	$41,617	$17,272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.54%	.53%	.56%	.63%	.67	%**
Expenses, before waivers/reimbursements(e)	.54%	.53%	.56%	.63%	.72	%**
Net investment income	6.08%	6.61%	6.55%	7.36%	8.03	%(b)**
Portfolio turnover rate	38%	38%	42%	29%	26%

See footnote summary on page 128.

126	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31, 2014	October 15, 2013(f) to October 31, 2013

Net asset value, beginning of period	$ 9.55	$ 9.43

Income From Investment Operations
Net investment income (loss)(a)	.58	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.17

Net increase in net asset value from operations	.55	.15

Less: Dividends and Distributions
Dividends from net investment income	(.63)	(.03)
Distributions from net realized gain on investment and foreign currency transactions	(.05)	– 0	–

Total dividends and distributions	(.68)	(.03)

Net asset value, end of period	$ 9.42	$ 9.55

Total Return
Total investment return based on net asset value(d)	6.00%	1.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,059	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.52%	.56	%(g)
Expenses, before waivers/reimbursements(e)	.52%	.56	%(g)
Net investment income (loss)	6.13%	(3.74	) %(g)
Portfolio turnover rate	38%	38%

See footnote summary on page 128.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	127

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Year Ended October 31,
	2014	2013		2012	2011	2010

Class A
Net of waivers/reimbursements	.88%	.90%		.90%	.95%	.95	%**
Before waivers/reimbursements	.88%	.90%		.90%	.96%	1.00	%**
Class B
Net of waivers/reimbursements .	1.60%	1.61%		1.64%	1.65%	1.65	%**
Before waivers/reimbursements	1.60%	1.61%		1.64%	1.69%	1.73	%**
Class C
Net of waivers/reimbursements .	1.58%	1.60%		1.60%	1.65%	1.65	%**
Before waivers/reimbursements	1.58%	1.60%		1.60%	1.66%	1.69	%**
Advisor Class
Net of waivers/reimbursements	.58%	.60%		.60%	.65%	.65	%**
Before waivers/reimbursements	.58%	.60%		.60%	.66%	.70	%**
Class R
Net of waivers/reimbursements .	1.23%	1.25%		1.24%	1.15%	1.15	%**
Before waivers/reimbursements	1.23%	1.25%		1.26%	1.28%	1.34	%**
Class K
Net of waivers/reimbursements	.88%	.89%		.91%	.90%	.90	%**
Before waivers/reimbursements	.88%	.89%		.93%	1.01%	1.03	%**
Class I
Net of waivers/reimbursements	.54%	.53%		.56%	.63%	.65	%**
Before waivers/reimbursements	.54%	.53%		.56%	.63%	.71	%**
	Year Ended October 31, 2014	October 15, 2013(f) to October 31, 2013

Class Z
Net of waivers/reimbursements	.51%	.56	%(g)
Before waivers/reimbursements	.51%	.56	%(g)

(f)	Commencement of distribution.

(g)	Annualized.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended October 31, 2012, October 31, 2011 and October 31, 2010 by .06%, .03% and .15%, respectively.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2013 by 0.01%.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

128	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein High Income Fund, Inc. (the “Fund”) as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein High Income Fund, Inc. at October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2014

ALLIANCEBERNSTEIN HIGH INCOME FUND •	129

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2014.

For foreign shareholders, 51.58% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

130	• ALLIANCEBERNSTEIN HIGH INCOME FUND

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Marco G. Santamaria(2), Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Santamaria and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	131

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	117	None

132	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ++ Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	117	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ++ 72 (1993)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	117	None

ALLIANCEBERNSTEIN HIGH INCOME FUND •	133

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ++ 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	117	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ++ 82 (1993)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	117	None

134	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ++ 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	117	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ++ 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	117	None

ALLIANCEBERNSTEIN HIGH INCOME FUND •	135

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ++ 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	117	None

Earl D. Weiner, ++ 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	117	None

136	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	137

Management of the Fund

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Gershon Distenfeld, 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Douglas J. Peebles, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Marco G. Santamaria, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging markets oriented fixed-income hedge fund since prior to 2009.

Matthew S. Sheridan, 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Stephen M. Woetzel, 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2009.

Vincent S. Noto, 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

138	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein High Income Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully

1	The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	139

incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2014.

Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2014 Net Assets ($MM)
High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$6,519.3

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the fiscal year ended October 31, 2013, the Adviser received $57,969 (0.001% of the Fund’s average daily net assets) for providing such services.

Set forth below are the total expense ratios of the Fund for the most recent semi- annual period:6

Fund	Total Expense Ratio[7]		Fiscal Year
High Income Fund, Inc.[8]	Advisor	0.58%	Oct. 31
	Class A	0.88%	(ratios as of Apr.30, 2014)
	Class B	1.60%
	Class C	1.58%
	Class R	1.23%
	Class K	0.89%
	Class I	0.53%
	Class Z	0.52%

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	The Fund’s expense ratios exclude interest expense of less than 0.01% for the Advisor Class, Class B, Class C, Class R, Class K, Class I and Class Z shares and 0.01% for Class A shares.

140	• ALLIANCEBERNSTEIN HIGH INCOME FUND

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AllianceBernstein Institutional

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	141

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets.10

Fund	Net Assets 9/30/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
High Income Fund, Inc.	$6,519.3	Global High Income 0.55% on 1st $50 million 0.35% on the balance Minimum account size: $100 m	0.352%	0.458%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[11]
High Income Fund, Inc.	Global High Yield Class A	1.55% on 1st $5 billion
1.50% on the balance

	Class I (Institutional)	1.00% on 1st $5 billion 0.95% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[12]
High Income Fund, Inc.	AB Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	Class A shares of the Luxembourg fund are charged an “all-in” fee, which covers investment advisory and distribution related services.

12	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 30, 2014 by Reuters was ¥109.64 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $273.6 million; ¥20 billion would be equivalent to approximately $182.4 million; and ¥450 billion would be equivalent to approximately $4.1 billion.

142	• ALLIANCEBERNSTEIN HIGH INCOME FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.	0.456	0.534	4/18

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.17

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	143

Fund	Total Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc.	0.899	0.958	4/18	1.050	10/96

Based on this analysis, the Fund has equally favorable ranking on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $420,414 $21,861,745 and $436,776 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively. 19

18	Most recently completed fiscal year Class A share total expense ratio.

19	As a result of discussions between the Board and the Adviser, ABI is planning to phase in reductions to the Fund’s Class A distribution service fee payment rate from 0.30% to 0.25% effective February 1, 2016.

144	• ALLIANCEBERNSTEIN HIGH INCOME FUND

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,541,078 in fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	145

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings23 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2014.25

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Lipper.

24	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

146	• ALLIANCEBERNSTEIN HIGH INCOME FUND

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Income Fund, Inc.[26]
1 year	8.40	7.74	7.33	6/18	20/111
3 year	8.71	7.96	7.58	4/18	12/88
5 year	13.18	11.26	11.01	2/18	6/79
10 year	10.77	8.06	7.48	1/16	1/61

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)27 versus its benchmarks.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 29

	Periods Ending July 31, 2014
	Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Income Fund, Inc.[30]	8.40	8.71	13.18	10.77	11.35	7.33	1.71	5
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index	8.02	5.74	9.50	8.87	N/A	8.00	1.17	5
JP Morgan EMBI Global Index	10.13	6.98	9.79	9.19	10.38	N/A	N/A	N/A
JP Morgan GBI EM	5.54	1.40	6.15	8.25	N/A	N/A	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	8.18	8.56	12.30	8.75	N/A	N/A	N/A	N/A
Inception Date: February 25, 1994

26	During the third quarter of 2008, the Fund’s Lipper classification changed from Emerging Market Debt Fund to High Yield Fund.

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2014.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

30	On or around January 25, 2008, the Fund merged with AllianceBernstein Corporate Debt Portfolio and AllianceBernstein High Yield Fund, Inc. Also at this time, the Fund changed its name from Emerging Markets Debt Fund, Inc. and its investment strategy. The Fund’s benchmark changed from JP Morgan EMBI Global Index to 33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	147

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

148	• ALLIANCEBERNSTEIN HIGH INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

ALLIANCEBERNSTEIN HIGH INCOME FUND. •	149

AllianceBernstein Family of Funds

NOTES

150	• ALLIANCEBERNSTEIN HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN HIGH INCOME FUND •	151

NOTES

152	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0151-1014

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB High Income	2013	$68,000	$—	$19,639
	2014	$151,938	$—	$20,076

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income	2013	$341,150	$19,639
			$—
			$(19,639)

	2014	$430,731	$20,076
			$—
			$(20,076)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 19, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 19, 2014